                                                                   EXHIBIT 10.22


                   MILLENNIUM CENTER - NORTH AND EAST TOWERS

                                 OFFICE LEASE


                                BY AND BETWEEN


                             114 MILLENNIUM, LTD.


                                 AS LANDLORD,


                                      AND


                           DATA RETURN CORPORATION,

                                   AS TENANT



NOTICE:   THIS LEASE CONTAINS A YEAR 2000 READINESS DISCLOSURE STATEMENT.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
1.   Definitions and Basic Lease Provisions....................................1
     --------------------------------------
2.   Leased Premises...........................................................3
     ---------------
3.   Lease Term................................................................3
     ----------
4.   Acceptance of Leased Premises.............................................3
     -----------------------------
5.   Rent Payments.............................................................4
     -------------
6.   Electricity...............................................................5
     -----------
7.   Services by Landlord......................................................7
     --------------------
8.   Service Interruptions; Alternative Providers..............................9
     --------------------------------------------
9.   Operating Costs..........................................................10
     ---------------
10.  Security Deposit.........................................................15
     ----------------
11.  Assignment and Subletting................................................15
     -------------------------
12.  Repair and Maintenance...................................................19
     ----------------------
13.  Alterations and Additions by Tenant......................................19
     -----------------------------------
14.  Use and Occupancy........................................................21
     -----------------
15.  Mechanics' Liens - Tenant's Obligations..................................22
     ---------------------------------------
16.  Limitations on Liability of Landlord Parties; Waiver.....................23
     ----------------------------------------------------
17.  Indemnification..........................................................24
     ---------------
18.  Tenant's Insurance.......................................................25
     ------------------
19.  Landlord's Insurance.....................................................26
     --------------------
20.  Rights Reserved by Landlord..............................................26
     ---------------------------
21.  Fire or Other Casualty...................................................28
     ----------------------
22.  Condemnation.............................................................30
     ------------
23.  Taxes on Tenant's Property...............................................31
     --------------------------
24.  Waiver of Subrogation....................................................31
     ---------------------
25.  Surrender Upon Termination or Expiration; Holdover.......................31
     --------------------------------------------------
26.  Removal of Tenant's Property.............................................32
     ----------------------------
27.  Events of Default........................................................33
     -----------------
28.  Landlord's Remedies......................................................34
     -------------------
29.  No Implied Waiver........................................................36
     -----------------
30.  Waiver by Tenant.........................................................36
     ----------------
31.  Legal Expenses...........................................................37
     --------------
32.  Subordination............................................................37
     -------------
33.  Quiet Enjoyment..........................................................37
     ---------------
34.  Notice of Landlord's Default.............................................37
     ----------------------------
35.  Project Rules and Regulations............................................38
     -----------------------------
36.  Estoppel Certificate.....................................................38
     --------------------
37.  Notices..................................................................38
     -------
38.  Hazardous Materials......................................................39
     -------------------
39.  Business Purpose.........................................................40
     ----------------
40.  Severability.............................................................40
     ------------
41.  No Merger................................................................41
     ---------
42.  Force Majeure............................................................41
     -------------
43.  Brokerage; Mutual Indemnities............................................41
     -----------------------------
44.  Gender...................................................................41
     ------
45.  Joint and Several Liability..............................................42
     ---------------------------
46.  No Representations.......................................................42
     ------------------

47.  Entire Agreement; Amendments............................................42
     ----------------------------
48.  Paragraph Headings......................................................42
     ------------------
49.  Binding Effect..........................................................42
     --------------
50.  Exhibits................................................................42
     --------
51.  Counterparts............................................................42
     ------------
52.  Rental Tax..............................................................43
     ----------
53.  Parking.................................................................43
     -------
54.  Tenant's Service Providers..............................................45
     --------------------------
55.  Option to Expand the Leased Premises....................................45
     ------------------------------------
56.  Option to Extend Lease Term for the Original Leased Premises............46
     ------------------------------------------------------------
57.  Security Disclaimer.....................................................48
     -------------------
58.  Landlord's Consent and Approvals........................................48
     --------------------------------
59.  Intentionally Deleted...................................................48
     ---------------------
60.  Right of First Notice...................................................48
     ---------------------
61.  Limitation of Actions...................................................49
     ---------------------
62.  Year 2000 Readiness Disclosure Statement................................49
     ----------------------------------------
63.  Time: Exercise of Options...............................................50
     -------------------------
64.  Execution and Approval of Lease.........................................50
     -------------------------------


LIST OF EXHIBITS

EXHIBIT A:  Floor Plan of the Leased Premises
EXHIBIT B:  The Land
EXHIBIT C:  Project Rules and Regulations
EXHIBIT D:  Contractor Insurance Requirements
EXHIBIT E:  Estoppel Certificate
EXHIBIT F:  Tenant Finish Construction
EXHIBIT G:  Floor Plan of Suite 450E
EXHIBIT H:  Floor Plan of the First Notice Space
EXHIBIT I:  List of Permitted Temporary Occupants
EXHIBIT J:  Minimum Rent Schedule
EXHIBIT K:  Subordination, Nondisturbance, and Attornment Agreement

                                 OFFICE LEASE

This Office Lease (this Lease) is entered into as of November 15, 1999 (the date of this Lease), by 114 MILLENNIUM, LTD., a Texas limited partnership (Landlord), and, DATA RETURN CORPORATION, a Texas corporation (Tenant).

1.   Definitions and Basic Lease Provisions.
     --------------------------------------

     Some of the basic provisions and defined terms of this Lease are as follows:

     Project: Millennium Center, Irving, Texas, including the North and East Towers, associated parking garages, the Land described on Exhibit B, and other
                                                    ---------
                              improvements erected upon the Land from time to time.

     Buildings:               The North Tower and the East Tower of the Project,
                              222 West Las Colinas Boulevard, Irving, Texas
                              75039.

     Leased Premises:         Approximately 68,765 Rentable Square Feet (defined
                              in Paragraph 2(b)), as shown on Exhibit A,
                                                              ---------
                              consisting of Suite 250E (approximately 6,428 RSF)
                              on Floor 2 of the East Tower, Suite 260E
                              (approximately 5,009 RSF) on Floor 2 of the East
                              Tower, Suite 300N (approximately 13,666 RSF) on
                              Floor 3 of the North Tower, Suite 350E
                              (approximately 22,514 RSF) on Floor 3 of the East
                              Tower, and Suite 400N (approximately 21,148 RSF)
                              on Floor 4 of the North Tower. (See Exhibit J)
                                                                 ---------

     Total Project Area:      835,044 Rentable Square Feet.

     Minimum Rent:            See Exhibit J attached to this Lease.
                                  ---------

     Rent: The Minimum Rent and all other amounts payable by Tenant to Landlord under this Lease.

     Commencement Date:       The date of this Lease.

     Suites 300N & 350E
     Commencement Date:       April 1, 2000 - Suites 300N & 350E. (See Paragraph
                              C of Exhibit F)
                                   ---------

     Suite 400N Commencement
     Date:                    June 1, 2000 - Suite 400N. (See Paragraph C of
                              Exhibit F)
                              ---------

     Suite 450E Commencement
     Date:                    November 1, 2001 - Suite 450E. (See Paragraph 55)

     Expiration Date:           May 31, 2003. (See Paragraph 3 and Paragraph C
                                of Exhibit F)
                                   ---------

     Lease Term:                Approximately 42.5 months, commencing on the
                                Commencement Date and ending on the Expiration
                                Date.

     Base Year for Operating
     Costs:                     Calendar year 2000.

     Tenant's Broker            Baker Commercial Realty, Inc., a Texas
                                corporation.

     Landlord's Broker          Cousins Stone LP, a Texas limited partnership.

     Security Deposit:          $134,664.79.  (See Paragraph 55(d))

     Parking:                   See Paragraph 53.

     Permitted Use:             General business offices.

     Tenant Party(ies):         Tenant, the Permitted Temporary Occupants
                                (defined in Paragraph 11(a)) and their
                                respective officers, directors, shareholders, partners, trustees, members, agents, contractors, subcontractors, employees, licensees, invitees, and all persons and entities claiming through any of these persons or entities.

     Landlord Party(ies):       Landlord and its authorized representatives and
                                their respective officers, directors,
                                shareholders, partners, trustees, members,
                                agents, employees, property manager (including
                                Manager as defined in Exhibit D), contractors,
                                                      ---------
                                subcontractors, and all persons and entities claiming through any of these persons or entities.

Addresses for notices under this Lease - see also Paragraph 37:

        LANDLORD:     114 Millennium, Ltd.
                      c/o Cousins Stone LP
                      5215 N. O'Connor Blvd.,
                      Suite 1100
                      Irving, Texas 75039
                      Attention:  Tim Couch
                      Fax:        (972) 432-3650

        TENANT:       Data Return Corporation
                      222 West Las Colinas Boulevard, Suite 450E
                      Irving, Texas 75039
                      Attention:  Robert Cox, Director of Operations
                      Fax:        (972) 869-0150

2. Leased Premises.
   ---------------

   (a) Landlord, in consideration of the Rent and the obligations of Tenant under this Lease, leases the Leased Premises to Tenant and Tenant leases the Leased Premises from Landlord, subject to the terms of this Lease. Landlord also grants Tenant a nonexclusive right to use the Common Areas and Service Areas, subject to all of the terms of this Lease.

   (b) The term Common Areas means all areas, spaces, and facilities within the Project made available by Landlord for the common use of Landlord, Tenant, other tenants in the Project, and others designated by Landlord using or occupying space in the Project. The Common Areas include, but are not necessarily limited to, walkways, sidewalks, and driveways necessary for access to the Buildings, parking garages at the Project (excluding reserved parking areas except to the extent Tenant is entitled to parking access cards for reserved parking under this Lease), surface parking areas at the Project, lobbies in the Buildings, landscaped areas, public corridors, public rest rooms, stairs, elevators open to the public, service elevators (provided that service elevators are available for use only by tenants of the Buildings and others designated by Landlord), public drinking fountains, and other similar areas and facilities, if any, from time to time designated by Landlord as Common Areas. The term Service Areas means all loading docks, loading areas, and all corridors that are not open to the public but which are designated by Landlord as being available for use by tenants in the Project and others.

   (c) The number of Rentable Square Feet (or RSF) in the Leased Premises and the Project is the square footage of the applicable portion of the Project as determined by Landlord's architect. Landlord represents to Tenant that the Rentable Square Feet for the Building and the Project have been determined in the same manner and consistently with the methodology used to determine the Rentable Square Feet for the Leased Premises.

3. Lease Term.
   ----------

   The Lease Term begins on the Commencement Date and ends on the Expiration Date, subject to extension as specified in Exhibit F.
                                              ---------

4. Acceptance of Leased Premises.
   -----------------------------

   The taking of possession of each Suite of the Leased Premises by Tenant for any purpose, whether for commencement of business or commencement of Tenant Finish Work (defined in Exhibit F), is conclusive evidence that Tenant: (A)
                           ---------
   accepts the Suite as suitable for the purposes for which it is leased; (B) accepts the Suite and the Project as being in a good and satisfactory condition; (C) waives any defects in the Suite and in the Project other than latent structural defects and defects in Building systems serving the Leased Premises that Tenant specifies in a notice to Landlord within 10 business days after taking possession of each Suite; and (D) agrees that the Rentable Square Feet numbers specified in this Lease are binding and conclusive for all purposes under this Lease. Tenant acknowledges that neither Landlord nor any other Landlord Party has made, and Tenant waives, any representation or warranty with respect to the Leased Premises or any other portion of the Project including, without limitation, any representation or warranty with respect to the suitability or fitness of the Leased Premises or any other portion of the Project for the conduct of Tenant's business. Notwithstanding the foregoing, by taking of possession of any portion of the Leased Premises, Tenant shall not incur any liability for any violations of Applicable Laws (defined in Paragraph 14(a)), private restrictive covenants, or other encumbrances affecting the Project in existence on the Commencement Date other than Tenant's obligations related to the Construction Documents (defined in Exhibit F).
   ---------

5. Rent Payments.
   -------------

   (a) Tenant shall pay Landlord the sum of $128,934.38 when this Lease is executed; provided, Landlord acknowledges receipt of $11,945.28 of this sum under the Permittee Agreement between Landlord and Tenant dated November 3, 1999, covering Suites 250E and 260E (the Permittee Agreement), leaving a balance of $116,989.10 payable by Tenant upon execution of this Lease. This advance payment will be credited against the first installments of Minimum Rent shown in Exhibit J until the
                                                       ---------
       aggregate credit reaches $128,934.38. Except for the advance payment specified in the prior sentence, an installment of Minimum Rent is payable by Tenant in advance on the first day of each calendar month during the Lease Term beginning on the commencement of the Lease Term as specified in Exhibit J. Minimum Rent for any partial calendar month is
                    ---------
       prorated on a per diem basis.

   (b) All Rent is payable by Tenant at the times and in the amounts specified in this Lease in legal tender of the United States of America to Landlord at the following address or to any other person or at any other address as Landlord may from time to time designate by notice to Tenant:

                         114 Millennium, Ltd.
                         c/o Cousins Stone LP
                         P.O. Box 840913
                         Dallas, Texas 75284-0913

   (c) Rent is payable by Tenant without notice, demand, abatement, deduction, or setoff except as expressly specified elsewhere in this Lease. All amounts specified to be paid as additional Rent (other than estimated payments of Excess Operating Costs, which are payable as provided in Paragraph 9(b)) are payable by Tenant within 30 days after Tenant receives a demand from Landlord, which demand must include reasonable details concerning the amount of additional Rent being demanded. Tenant's obligation to pay Rent is independent of any obligation of Landlord under this Lease except as specified in the prior sentence. If any installment of Rent is not paid within 5 days after it is due, Tenant shall pay a late charge in an amount equal to 5% of the delinquent installment of Rent when it pays the delinquent installment. In addition, any Rent not paid when due (and which represents amounts not already specified as bearing interest under other provisions of this Lease) bears interest from the due date until the date paid at a rate (the Interest Rate) equal to the lesser of the highest rate allowable under applicable law or 18% per annum.

6. Electricity.
   -----------

   (a) Landlord shall furnish electricity to the Leased Premises during the Lease Term as follows:

       (1) up to 2.25 watts per Rentable Square Foot in the Leased Premises at 277 volts for lighting; and

       (2) up to 5.0 watts per Rentable Square Foot in the Leased Premises at 120 volts for standard office machines.

       If Tenant wants to use any office equipment or lighting that will cause Tenant's electricity requirements to exceed the levels specified above or that will generate excess heat, Tenant must give Landlord prior notice specifying Tenant's excess electricity requirements and the specific equipment or lighting that generates excess heat. If the excess electricity requirements can be supplied without, in Landlord's reasonable opinion, overloading the existing Buildings systems, or if the additional equipment necessary to supply Tenant's excess electricity requirements can be installed without, in Landlord's reasonable opinion, creating a dangerous condition in the Building, Landlord shall supply Tenant's excess electricity requirements and Tenant shall pay Landlord the actual cost of supplying the excess electricity requirements, including all installation costs, as additional Rent. Tenant acknowledges that Landlord will take into account in making its decision about providing additional electrical capacity to Tenant Landlord's need to provide electrical capacity to existing and prospective (for vacant space in the Project) tenants. If Landlord and Tenant differ over whether Landlord is being reasonable in responding to a request by Tenant for additional electrical capacity, Landlord will submit the dispute to Landlord's MEP engineer, whose determination will be binding on Landlord and Tenant. Tenant shall pay Landlord as additional Rent 50% of the fees and costs charged by the MEP engineer for resolving the dispute.

   (b) If Tenant's electricity use exceeds the limits specified in Paragraph 6(a), Landlord may, at its sole option, install separate submeter(s) for all or any part of the Leased Premises, and Tenant shall pay Landlord as additional Rent the installation cost and the cost of the electricity in excess of the limits specified in Paragraph 6(a).

   (c) If Tenant's electricity use exceeds the limits specified in Paragraph 6(a) or any of Tenant's equipment or lighting generates excess heat, Landlord may also, at its sole option and without any obligation to do so, install supplemental air conditioning units in the Leased Premises to offset the heat-generating effect of Tenant's excess electricity usage and Tenant's equipment or lighting, and Tenant shall pay Landlord the installation cost and the cost of operation (including electricity), use, repair, and replacement of the supplemental air conditioning units as additional Rent

   (d) The obligation of Landlord to furnish electricity is subject to the rules and regulations of the supplier of electricity and of any municipal or other governmental authority regulating the business of providing electricity. Landlord Parties are not liable to any Tenant Party for any failure or defect in the supply or character of electricity furnished to the Leased Premises due to any requirement, act, or omission of the entity supplying electricity to the Project.

   (e) Tenant shall pay to Landlord as additional Rent, without any setoff or deduction except as specified in this Lease, Tenant's pro rata share of all electricity charges incurred in the use, occupancy, and operation of the North and East Towers of the Project (the Buildings) and all related improvements and appurtenances, including the perimeter lights and equipment associated with the Buildings and the exterior Common Areas and the exterior perimeter lights for the remainder of Project. Tenant's pro rata share of all electricity charges incurred in the Buildings and related improvements and appurtenances (including electricity used for heating and air conditioning) is determined by multiplying (1) the Total Electricity Costs for the Buildings net of Submetered Power (defined below) and after-hours HVAC charges paid by tenants in the Buildings by
       (2) a fraction whose numerator is the number of Rentable Square Feet in the Leased Premises (subject to adjustment as specified in Exhibit J) and
                                                                  ---------
       whose denominator is 835,044 Rentable Square Feet (the total rentable area of the Buildings).

   (f) The term Total Electricity Costs for the Buildings means the total electricity cost charged to Landlord by the electricity provider, including taxes, but shall not include any administrative fee or charge or other cost by Landlord, subject to Paragraph 6(j). The term Submetered Power means all electricity in excess of the limits specified in Paragraph 6(a) that is separately submetered by Landlord and billed to tenants in the Buildings.

   (g) If Landlord at any time elects to install submeters measuring electricity used in the Buildings or the Leased Premises, which may include submeters measuring electricity used for heating and cooling the Buildings or Leased Premises, then Tenant's pro rata share of those actual costs will be based on actual use as measured by the submeters, but with any areas sharing a submeter being prorated on the basis that the area of the Leased Premises bears to the total area covered by the submeters.

   (h) Landlord shall bill Tenant for Tenant's electricity charges under this Paragraph monthly. Landlord shall bill Tenant for Tenant's electricity charge for the last full or partial month of the Lease Term as soon as practicable after the termination or expiration of this Lease. Tenant's obligation to pay the final bill and any other unpaid bills survives the termination or expiration of the Lease.

   (i) In lieu of the foregoing procedure, by notice to Tenant, Landlord may estimate, in its reasonable discretion, the monthly bill for Tenant's electricity charges under this Paragraph 6 and Tenant shall pay to Landlord the applicable monthly estimate at the same time Rent for that particular month is due. Landlord may adjust its estimate by notice to Tenant at any time during the applicable calendar year if actual electricity charges are substantially different from the estimate, and thereafter payments by Tenant under this Paragraph 6 adjust accordingly. No later than October 1 of each calendar year thereafter, Landlord shall deliver to Tenant a statement certified by an authorized representative of Landlord setting out in reasonable detail the actual electricity charges for the prior calendar year, which statement shall be binding on Landlord except to the extent a corrected statement is provided to Tenant no later than the last day of the next calendar year after the calendar year in which the original statement is delivered or unless Tenant disputes any statement under Paragraph 9(g). If the estimated payments made by Tenant during the prior calendar year exceed Tenant's pro rata share of actual electricity charges for that year, Landlord shall promptly pay the difference to Tenant. If the estimated payments made by Tenant during the prior calendar year are less than Tenant's pro rata share of the actual electricity charges for that year, Tenant shall pay the amount of the difference to Landlord within 30 days after delivery of any invoice therefor by Landlord accompanied by a statement of the actual electricity charges for that year as additional Rent. Tenant's and Landlord's obligations related to Tenant's pro rata share of the actual electricity charges survive the termination or expiration of this Lease.

   (j) Landlord may, in its sole discretion, elect to reduce electricity usage at the Project by retrofitting the Building standard electrical fixtures and Common Area electrical fixtures in the Project or by switching from electric heating to gas heating for the Project heating system and lease the capital improvements related to those changes. If Landlord makes either or both of those changes, Landlord may include the lease payments for the capital improvements as part of the Total Electricity Costs for the Buildings so long as the annual amount of lease payments included in Total Electricity Costs for the Buildings does not exceed the annual amount of the savings in electricity costs as a result of the capital improvements.

7. Services by Landlord.
   --------------------

   During the Lease Term, Landlord shall furnish the following services to the Leased Premises and other portions of the Project as specified:

   (a) air conditioning, both heating and cooling (as required by the seasons) for normal business operations, from 7:30 a.m. to 6:00 p.m. on weekdays and on Saturdays from 8:00 a.m. to 1:00 p.m., except on Holidays (as defined in Exhibit C) (the HVAC Standard Hours) at temperatures and in
                  ---------
       amounts as are in the sole judgment of Landlord reasonably required for comfortable use and occupancy under normal business operations. Normal business operations do not include occupancies greater than 1 person for each 250 Rental Square Feet of the Leased Premises on a floor-by-floor basis. Circulating air is not available other than through the Building's HVAC system. If Tenant requires HVAC services at any time other than HVAC Standard Hours, Landlord shall furnish after-hours HVAC service for the times specified in a request by Tenant received by the Manager before 2:00 p.m. on the business day the extra usage is required. Requests received after that deadline will be handled in accordance with Landlord's Building Policies in effect at the time. Tenant acknowledges receipt of a copy of the current Building Policies. Landlord may make changes in the Building Policies that do not materially adversely affect Tenant's rights and/or obligations under this Lease. The changes become effective when a copy of the revised Building Policies is delivered to Tenant. Tenant shall pay Landlord as additional Rent for after-hours HVAC service during the initial Lease Term $50 per hour per floor (whole or partial) per Building for the first floor (or the first two floors if they are contiguous) and $25 per hour per floor (whole or partial) per Building for each subsequent floor (i.e., the third floor if the first two floors are contiguous or the second floor if the floors are noncontiguous), with a 2-hour minimum. By way of example, during the initial Lease Term (1) the after-hours HVAC charge for service to Suite 250E and Suite 400N would be $100 per hour, (2) the after-hours HVAC charge for service to Suite 250E, 260E, and 350E would be $50 per hour, and (3) the after-hours HVAC charge for service to Suites 250E, 350E, and 450E (assuming Tenant exercises its expansion option under Paragraph 55) would be $75 per hour;

   (b) cold water (at the normal temperature of the water supply to the Buildings) for lavatory and toilet purposes, refrigerated water for drinking purposes, and hot water (from the regular Buildings supply at prevailing temperatures) for lavatory purposes to restrooms located in the core area of the Buildings only, all water service to be at supply points provided for general use of tenants of the Buildings through fixtures installed by Landlord, or by Tenant with Landlord's prior consent;

   (c) janitor and maid service to the Leased Premises on days other than Fridays, Saturdays, and Holidays;

   (d) window washing and wall cleaning as determined by Landlord in its reasonable discretion;

   (e) operator-less passenger elevators for ingress and egress to and from the floor(s) on which the Leased Premises are located (except that Landlord may limit the number of elevators to be in operation on Saturdays, Sundays, and Holidays if at least one elevator serving the Leased Premises is in operation) and freight elevator service in common with other tenants but only when scheduled through the Manager;

   (f) Common Area rest room facilities; and

   (g) electric lighting for all Common Areas and special service areas of the Buildings in the manner and to the extent deemed by Landlord to be reasonable and standard, including replacement of florescent light tubes in Building standard light fixtures.

   Landlord will maintain essentially the same level of services throughout the Lease Term as currently provided by Landlord on the Commencement Date.

   Building Standard Hours are weekdays, excluding Holidays, from 7:30 a.m. to 6:00 p.m., Dallas, Texas time. Landlord may lock the Buildings at all times other than during Building Standard Hours. However, Landlord will provide Tenant with access to the Leased Premises at all times, subject to compliance with reasonable regulations related to entry procedures adopted by Landlord from time to time.

8. Service Interruptions; Alternative Providers.
   --------------------------------------------

   (a) Landlord does not warrant that the services provided by Landlord will be free from any slow-down, interruption, or stoppage by governmental bodies, regulatory agencies, utility companies, and others supplying services or caused by the maintenance, repair, replacement, or improvement of any equipment involved in the furnishing of the services or caused by changes of services, alterations, strikes, lock-outs, labor controversies, fuel shortages, accidents, acts of God, the elements, or other causes beyond the reasonable control of Landlord. Landlord shall use due diligence to resume the services upon any slow-down, interruption, or stoppage.

   (b) No slow-down, interruption, or stoppage of the services may be construed as an eviction, actual or constructive, of Tenant or cause an abatement of Rent or in any manner or for any purpose relieve Tenant from its obligations under this Lease except as otherwise specified in this Lease. No Landlord Party is liable for damage to persons or property, or in default under this Lease, as a result of any slow-down, interruption, or stoppage.

   (c) Tenant may not use the services of an alternative electricity service provider (an ASP) rather than the utility company that is servicing the Project as of the date of Tenant's execution of this Lease, and no ASP may provide service to Tenant or to install its lines or other equipment within the Project, without obtaining the prior consent of Landlord. Landlord's consent under this subparagraph (c) is not any kind of warranty or representation by Landlord, including, as to the suitability or competence of any ASP. Further, if Landlord consents to Tenant's use of an ASP, then (1) all electricity services desired by Tenant shall be ordered and utilized at the sole expense of Tenant; (2) no Landlord Party has any obligation or liability with respect to the interruption or discontinuation, for whatever reason, of ASP service; and (3) Tenant shall indemnify, defend, and hold harmless all Landlord Parties for all claims, fines, suits, losses, costs, liabilities, demands, expenses, actions, and judgments (collectively, Claims) against Landlord Parties caused by or arising out of, either directly or indirectly, any acts or omissions by ASP (including those Claims resulting in any way from negligence or strict liability, but not the gross negligence, of any Landlord Party). Landlord's refusal to consent to any prospective ASP is not a default or breach by Landlord of its obligations under this Lease unless and until Landlord is adjudicated in a final and unappealable court decision to have acted recklessly or maliciously with respect to its refusal. Further, Landlord may at any time and from time to time during the Lease Term require Tenant to contract for electricity service with a different ASP or ASPs if the change in ASP will not raise Operating Costs (defined below) or Tenant's electricity costs for the Leased Premises.

   (d) Notwithstanding the provisions of Paragraphs 8(a) and (b) but subject to Paragraphs 21 and 22, if (i) any failure or interruption of delivery of electricity under Paragraph 6 or of services under Paragraph 7 is due solely to Landlord's negligence or intentional misconduct (Service Interruption) and continues for more than 5 consecutive business days (the Eligibility Period), (ii) it renders the Leased Premises (or a part of the Leased Premises) untenantable, and (iii) Tenant does not conduct business operations in the applicable portion of the Leased Premises, then Minimum Rent for the portion of the

       Leased Premises not receiving services or electricity and not used by Tenant to conduct business operations shall abate commencing on the next day after the last day of the Eligibility Period and continuing for the period that the Leased Premises or the applicable portion thereof are rendered untenantable and are not used by Tenant to conduct business operations. In order to be eligible for an abatement under this Paragraph 8(d), Tenant must provide Landlord notice (the Service Interruption Notice) of the date of occurrence of any Service Interruption that continues for more than 2 consecutive business days and the portion of the Leased Premises affected by the Service Interruption in which Tenant is not conducting business due to the Service Interruption no later than the third business day after the commencement of the Service Interruption. For the purposes of this Paragraph 8(d) only, any portion of the Leased Premises not receiving electricity or Landlord services under Paragraph 7 is deemed to be untenantable.

9. Operating Costs.
   ---------------

   (a) The term Operating Costs means those expenses (other than DCURD Taxes [defined below] and expenses for electricity for the Buildings) directly incurred in the management, operation, maintenance, repair, and security of the Project, including but not limited to the cost of all utilities, building supplies, janitorial service, maintenance, repairs (including repairs, refurbishments, and modifications to Common Areas of the Project), fire and extended coverage, commercial general liability insurance, and other insurance costs, all labor and employee benefit costs (including wages, salaries, and fees of all personnel engaged in the management, operation, maintenance, repair, and security of the Project), ad valorem taxes and assessments (both regular and special), costs that reduce operating expenses or are required to meet Applicable Laws that were not in effect on the Commencement Date, costs incurred with respect to Year 2000 issues, management fees, consulting fees, legal fees, accounting fees, and the fair market rental of the Manager's offices, together with payments or credits Landlord makes to any tenant or tenants in the Project in lieu of Landlord providing any of the services or paying for any of the costs in amounts not to exceed the actual costs of the services to Landlord. If for any time period in question (including the Base Year) the Project is less than 100% occupied, then Landlord shall extrapolate (increase) those elements of Operating Costs that vary based primarily on the occupancy rate of the Project as though the Project were 100% occupied.

       Notwithstanding anything in the foregoing definition to the contrary, Operating Costs do not include the following (except to the extent permitted by a specific exception):

             (i) wages and salaries of employees above the grade of asset manager;

             (ii) interest, amortization, or other payments of loans by Landlord (except to the extent permitted in clause (xvii) below);

             (iii) expenses incurred related to negotiations with existing and prospective tenants;

          (iv) legal expenses, other than those directly related to service contracts for the Project and those incurred by Landlord in attempting to reduce or eliminate any component of Operating Costs or in protecting or enhancing the value or use of the Project;

          (v) federal or state income taxes imposed on or measured by the income of Landlord;

          (vi)    rents under ground leases;

          (vii) costs incurred in selling, syndicating, financing, mortgaging, or pledging Landlord's interest in the Project;

          (viii)  depreciation;

          (ix) costs arising out of the breach by Landlord of any contract, including, without limitation, penalties and interest due to late payment;

          (x) costs of correcting defects (including latent defects) in the design or construction of the Project, including the structural elements and the Project systems, except that general maintenance and repair necessitated by or resulting from ordinary wear and tear are not deemed defects;

          (xi) costs of replacement of the structural elements of the Project;

          (xii) repairs or other work occasioned by fire, windstorm, or other casualty covered or required to be covered by Landlord's insurance under Paragraph 19 (other than the deductible portion of the policies to the extent the costs would otherwise be includable as Operating Costs) or by eminent domain or a sale in lieu thereof;

          (xiii) penalties and interest incurred due to the violation by Landlord of any Applicable Laws, except in connection with a good faith dispute by Landlord;

          (xiv) costs, charges, or fees paid to subsidiaries or Affiliates (defined in Paragraph 11(m)) of Landlord for services to the Project to the extent that the costs of the services exceed competitive costs for the services rendered by unaffiliated persons or entities of similar skill, competence, and experience;

          (xv) costs of Landlord's general overhead and general administrative costs and expenses that would not be chargeable to Operating Costs in accordance with generally accepted accounting principles, consistently applied;

          (xvi) advertising and promotional costs and expenses other than tenant newsletters and tenant parties;

          (xvii) expenditures for capital improvements, except for amortization of the cost, together with reasonable financing charges, of furnishing and installing capital investment items that are: (a) primarily for the purpose of reducing Operating Costs or avoiding increases in Operating Costs (provided Landlord reasonably estimates at the time of installing or furnishing the capital investment item that the reduction in, or avoidance of, Operating Costs resulting from the capital investment items will equal or exceed the amortization cost of the capital items) but the amount included in Operating Costs must not exceed the actual reduction in Operating Costs resulting from the capital investment items, (b) required by Applicable Laws not in existence on the Commencement Date; and (c) repairs, refurbishments, and modifications to Common Areas of the Project, other than any modifications required by Applicable Laws in effect on the Commencement Date. All capital costs will be amortized over the useful life of the capital investment item with the useful life and amortization schedule being determined in accordance with generally accepted accounting principles;

          (xviii)  leasing commissions;

          (xix) rental concessions granted to specific tenants and costs incurred in renovating or otherwise improving or decorating, painting, or redecorating leased premises for specific tenants (including Tenant) other than repairs and maintenance provided for or available to tenants in general;

          (xx) the cost or performing work or furnishing services that are not available to Tenant or other tenants in the Project, for which the tenants or Tenant reimburse Landlord as a separate charge (other than through Operating Costs) and any other costs incurred by Landlord that are subject to reimbursement (other than through Operating Costs) by Tenant or other tenants in the Project or third parties (including insurers);

          (xxi) contributions to Operating Cost reserves and charitable contributions; and

          (xxii) costs incurred by Landlord in handling, removing, disposing of, or replacing asbestos or asbestos-containing materials or other hazardous substances in or from the Project or the testing therefor.

   (b) The term Excess Operating Costs means the amount by which the Operating Costs for any calendar year after the Base Year exceed the Operating Costs for the Base Year. Landlord shall calculate Operating Costs and Excess Operating Costs on a Rentable Square Foot basis by dividing the aggregate costs by the Total Project Area. If the amount of ad valorem taxes and assessments for the Base Year is subsequently reduced or increased, then the changed amount is deemed to be the ad valorem taxes and assessments for the Base Year and is substituted for the original amount of taxes and assessments in the calculation of Operating Costs for the Base Year.

   (c) If there are Excess Operating Costs for any calendar year, Tenant shall pay to Landlord as additional Rent an amount equal to the product of the Excess Operating Costs (on a

       Rentable Square Foot basis) multiplied by the number of Rentable Square Feet in the Leased Premises. If the amount of ad valorem taxes and assessments for the Base Year is changed under subparagraph (b), Tenant shall pay to Landlord as additional Rent any underpayment, or Landlord shall give Tenant an appropriate credit against future payments of Excess Operating Costs equal to the amount of any overpayment, in Excess Operating Costs resulting from the recalculation of the Operating Costs for the Base Year. For purposes of determining Tenant's share of Excess Operating Costs, Controllable Operating Costs (as defined below) for any calendar year shall not be increased over the amount of Controllable Operating Costs during the Base Year by more than 8% per year on a cumulative basis, compounded annually. The term Controllable Operating Costs means all Operating Costs except costs and expenses for taxes, insurance, and utilities, costs to Landlord resulting from compliance with any Applicable Laws (including, without limitation, all Access
       Laws), and any increases in service contract fees and expenses resulting from government-mandated wage increases. The term Non-Controllable Operating Costs shall mean all Operating Costs other than Controllable Operating Costs. There is no cap on Non-Controllable Operating Costs.

   (d) On or before December 1 of the Base Year and each subsequent calendar year, Landlord shall deliver to Tenant Landlord's reasonable estimate of the Excess Operating Costs for the next calendar year. Tenant shall pay to Landlord monthly as additional Rent, in advance on or before the first day in each succeeding calendar month, an amount equal to 1/12th of the product of the number of Rentable Square Feet in the Leased Premises times Landlord's estimated Excess Operating Costs for the applicable calendar year. Landlord may adjust its estimate by notice to Tenant at any time during the applicable calendar year if actual Excess Operating Costs are substantially different from the estimate, and thereafter payments by Tenant under this Paragraph adjust accordingly. The term calendar year includes partial calendar years.

   (e) No later than October 1 of each calendar year, Landlord shall deliver to Tenant a certified statement (Excess Operating Costs Statement) setting out in reasonable detail the actual Excess Operating Costs for the prior calendar year, which statement shall be binding on Landlord except to the extent a corrected statement is provided to Tenant no later than the last day of the next calendar year after the calendar year in which the original statement is delivered or unless Tenant disputes any statement under Paragraph 9(g). If the estimated payments made by Tenant during the prior calendar year exceed Tenant's share of actual Excess Operating Costs for that year, Landlord shall credit the difference against the next ensuing installments of estimated payments by Tenant under this Paragraph 9, or refund the difference to Tenant for the last calendar year of the Lease Term. If the estimated payments made by Tenant during the prior calendar year under this Paragraph are less than Tenant's share of the actual Excess Operating Costs for that year, Tenant shall pay the amount of the difference to Landlord within 30 days after delivery of any invoice therefor by Landlord accompanied by a statement of the actual Excess Operating Costs for that year as additional Rent.

   (f) As used in this Lease, (i) DCURD means Dallas County Utility and Reclamation District and any successor to its bond indebtedness, (ii) DCURD Taxes means any taxes and assessments levied against the Project by DCURD, and (iii) Excess DCURD Taxes means the amount by which DCURD Taxes for any calendar year after the Base Year exceeds the DCURD Taxes for the Base Year. DCURD Taxes will be calculated on a Rentable Square Foot basis by dividing the DCURD Taxes by the Total Project Area. If there are any Excess DCURD Taxes for any calendar year, Tenant shall pay Landlord as additional Rent an amount equal to the product of the Excess DCURD Taxes (on a Rentable Square Foot basis) multiplied by the number of Rentable Square Feet in the Leased Premises. The payment and reporting of Excess DCURD Taxes shall be made in the same manner as Excess Operating Costs under Paragraphs 9(d) and 9(e) above. Notwithstanding the foregoing, for purposes of determining Tenant's share of Excess DCURD Taxes, DCURD Taxes for each calendar year following the Base Year shall be calculated by multiplying the assessed value of the Project used by DCURD in its tax computation times the lower of (i) the DCURD tax rate established for the Base Year, following clarification and resolution of all related tax and assessment issues, or
       (ii) the actual DCURD tax rate for the year in question.

   (g) Tenant, at its expense, shall have the right to inspect, audit, and copy Landlord's books and records concerning the applicable Excess Operating Costs Statement, Excess DCURD Taxes statement, and/or actual electricity charges statement at Manager's offices during normal office hours within 180 days after the date of the Excess Operating Costs Statement, Excess DCURD Taxes statement, and/or actual electricity charges statement by giving Landlord at least 30 days' prior notice. Any audit by Tenant is subject to the following:

       (1)  No audit may be conducted if:

            (A) any other tenant of the Building has conducted an audit for the same calendar year using a nationally recognized public accounting firm and Landlord delivers a copy of the other tenant's audit to Tenant within 10 days after Landlord receives Tenant's notice requesting the audit; or

            (B) Tenant is in default under this Lease at the time Tenant delivers its notice to Landlord requesting the audit or at the time the audit would be conducted.

            No subtenant or assignee (other than an assignee who is an Affiliate of Tenant) may conduct an audit under this subparagraph or otherwise.

       (2) If Tenant retains a third party (the Auditor) to audit any Excess Operating Costs Statement, the Auditor must be a nationally recognized accounting firm that is not being compensated by Tenant on a contingent fee basis or other "savings" based fee structure. Prior to conducting an audit, Tenant and any Auditor must execute Landlord's standard form of confidentiality agreement relating to the audit.

       (3) Tenant may not be in Manager's offices for more than a total of 5 business days. Tenant shall make reasonable efforts to minimize any disruption to Landlord's business while in Manager's offices. Landlord and Manager shall use commercially reasonable efforts to cooperate with Tenant and the Auditor.

        (4) Tenant shall deliver a copy of the audit to Landlord within 30 days after Tenant's auditor completes its examination of Landlord's records. If Tenant disputes any Excess Operating Costs Statement, Excess DCURD Taxes statement, and/or actual electricity charges statement as a result of its audit and Landlord does not contest the accuracy of Tenant's dispute within 15 business days after Landlord's receipt of Tenant's dispute notice, Landlord shall reimburse Tenant the amount of any overpayment, or Tenant shall pay Landlord the amount of any underpayment, together with interest thereon from the date of the dispute notice until paid at the Interest Rate.

10. Security Deposit
    ----------------

    (a) Tenant shall pay the Security Deposit to Landlord upon execution of this Lease as security for the performance by Tenant of its obligations under this Lease. The Security Deposit may be commingled with Landlord's general funds, is not held in trust for Tenant, does not bear interest, and is not an advance payment of Rent or a measure of Landlord's damages for a default by Tenant. If Tenant defaults in the performance of any of its obligations under this Lease, Landlord may, without prejudice to any other remedy, use the Security Deposit to the extent necessary to make good any arrearages in Rent or any other sum for which Tenant is in default and any other damage, injury, expense, or liability caused to Landlord by the default. If Landlord so applies any part of the Security Deposit, Tenant shall pay to Landlord the amount necessary to restore the Security Deposit to its original amount.

    (b) Landlord shall return any remaining balance of the Security Deposit (after deduction of any unpaid Rent or other charges owing by Tenant under this Lease) to Tenant within 60 days after the later to occur of
        (1) the termination or expiration of this Lease or (2) surrender by Tenant of possession of the Leased Premises to Landlord in accordance with the requirements of Paragraph 25.

    (c) If Landlord assigns its interest in the Leased Premises, Landlord shall assign the Security Deposit to the assignee. Landlord has no further liability for the return of the Security Deposit after the assignment and Tenant shall look solely to the assignee for the return of the Security Deposit. Tenant may not assign or encumber or attempt to assign or encumber the Security Deposit. Landlord and its successors and assigns are not bound by any actual or attempted assignment or encumbrance of the Security Deposit by Tenant.

11. Assignment and Subletting.
    -------------------------

    (a) Tenant may not, without Landlord's prior reasonable consent, except as specified in Paragraph 11(l) below: (1) assign or transfer this Lease or any interest therein; (2) permit any assignment of this Lease or any interest therein by operation of law; (3) sublet the Leased Premises or any part thereof; (4) grant any license, concession, or other right of occupancy of any portion of the Leased Premises; (5) mortgage, pledge, or otherwise encumber its interest in this Lease; or (6) permit the use of the Leased Premises by any parties other than Tenant and its employees except that Tenant may allow one or more of the entities (the Permitted Temporary Occupants) listed in Exhibit I to occupy
                                                 ---------
        portions of the Leased Premises on a temporary basis if the occupancy does not require any alterations to the Leased Premises and Tenant receives no more than nominal consideration from the occupying entity. In no event shall the following be considered as suitable assignees or sublessees under this Lease: (i) any governmental body, agency or bureau of the United States, any state, county, municipality or any subdivision thereof; (ii) any foreign government or subdivision thereof; (iii) any health care professional or health care service organization; (iv) any school or similar organization; (v) any employment agency; (vi) any radio, television or other communication station; (vii) any restaurant or similar establishment offering food or beverages for consumption on or off site; (viii) any retailer offering retail services from the Leased Premises; (ix) any entity from whom Landlord has received an inquiry about space in the Project within the 90-day period prior to Tenant's request for approval of a sublease or assignment or with whom Landlord is then negotiating (provided the entity shall not be considered unsuitable if Landlord does not have comparable space in the Project available for lease); (x) any existing tenant in the Project;
        (xi) any entity whose proposed use would violate any exclusive use granted by Landlord to another Tenant in the Project; and (xi) any entity that has been involved in any actual or threatened legal disputes with Landlord, Manager, or any Landlord Affiliate. Landlord's consent to any assignment, subletting, or reorganization is not a waiver of Landlord's right to approve or disapprove any subsequent assignment, subletting, or reorganization.

    (b) Tenant and any guarantor of Tenant's obligations under this Lease (Guarantor, whether one or more) remain jointly and severally liable for the payment of Rent and performance of all other obligations under this Lease after any assignment or subletting, during the initial Lease Term and any renewal or extension of the Lease Term. If Tenant is a partnership, Tenant, Guarantor, and the general partners of Tenant prior to its reorganization remain jointly and severally liable for the payment of Rent and performance of all other obligations under this Lease after any reorganization.

    (c) Notwithstanding the giving by Landlord of its consent to any sublease or assignment with respect to the Leased Premises, no sublessee or assignee (other than an assignee who is an Affiliate of Tenant) may exercise any renewal options, expansion options, rights of first notice, or similar expansion rights under this Lease, except that a non-Affiliate assignee may exercise such rights in accordance with a separate written agreement entered into directly between the assignee and Landlord, provided Tenant agrees at such time to continue to be liable for the performance of all obligations hereunder, as increased or otherwise affected by the exercise of the expansion rights. Tenant may not exercise any renewal options, expansion options, rights of first notice, or similar rights under this Lease if Tenant has assigned any portion of its interest in this Lease to any entity other than to an Affiliate assignee.

    (d) If an Event of Default (defined in Paragraph 27) occurs while the Leased Premises or any part thereof are assigned or sublet, Landlord, in addition to any other remedies under this Lease or provided by law, may at its option collect directly from the assignee or sublessee all rents payable to Tenant under the assignment or sublease and apply the rent against any sums due to Landlord under this Lease. Tenant authorizes and directs any assignee or sublessee to make payments of rent directly to Landlord upon receipt of notice from Landlord. No direct collection of rent by Landlord from any assignee or sublessee is a novation or a release of Tenant or Guarantor from the performance of their obligations under this Lease or under any guaranty executed by Guarantor. Receipt by Landlord of rent from any assignee, sublessee, or occupant of the Leased Premises is not a waiver of the covenant against assignment and subletting or a release of Tenant or Guarantor.

    (e) If Tenant wants to assign or sublease all or part of the Leased Premises, it shall deliver a notice to Landlord specifying the name of, financial information (for proposed assignees only, not for proposed sublessees) for, and the nature of the business of the proposed assignee or sublessee, and the proposed effective date of the assignment or sublease (which date may not be later than 6 months after Tenant's notice is delivered to Landlord). Tenant may not (i) deliver more than 8 notices to Landlord under this Paragraph 11(e) during the Lease Term (it being understood that multiple requests made at the same time only count as 1 request under this Paragraph 11(e)) or (ii) assign or sublease all or any part of the Leased Premises at any time when Tenant is in default under this Lease, whether or not an Event of Default has occurred.

    (f) Landlord has a period of 20 days from receipt of Tenant's notice to notify Tenant that Landlord elects, in Landlord's sole discretion, to:

        (1) terminate this Lease as to the space that is the subject of Tenant's notice as of the date specified by Tenant, subject to Paragraph 11(g);

        (2) consent to the assignment or sublease; or

        (3) refuse to consent to Tenant's assignment or sublease of that space and to continue this Lease in effect.

        If Landlord does not notify Tenant of Landlord's election within the 20-day period, Landlord is deemed to elect option (3) but Tenant may give Landlord notice within 5 days after the expiration of the 20-day period, with the envelope and notice marked URGENT, requesting notice of Landlord's election and, if Landlord does not give Tenant notice of its election within 10 days after Landlord's actual receipt of Tenant's URGENT notice, Landlord is deemed to elect option (2).

    (g) Landlord may exercise its right of termination under Paragraph 11(f) only if:

        (1) Tenant proposes to assign its interest in this Lease to any entity other than an Affiliate of Tenant; or

        (2) Tenant proposes to sublease (A) 90% or more of the portions of the Leased Premises on any floor of a Building for a term that expires within 90 days of the Expiration Date, in which event Landlord may recapture all of the Leased Premises on the floor in question, or
            (B) the proposed sublease, together with any other existing subleases, constitutes an aggregate of 50% or more of the Leased Premises, in which event Landlord may recapture all of the Leased Premises covered by the proposed sublease.

    (h) If the rent (i.e., the aggregate of all amounts) payable to Tenant by any approved sublessee is greater than the Rent, Tenant shall pay Landlord 65% of the excess rent within 10 days after Tenant's receipt thereof from the sublessee.

    (i) As a condition to the effectiveness of each assignment or subletting, Tenant shall pay to Landlord its reasonable administrative and legal costs in connection therewith, not to exceed $1,000.

    (j) Any attempted assignment or sublease by Tenant in violation of the terms of this Paragraph 11 is void.

    (k) Tenant may not enter into any sublease, license, concession, or other agreement for any use, occupancy, or utilization of the Leased Premises that provides for a rental or other payment for use, occupancy, or utilization based in whole or in part on the net income or profits derived by any person from the premises so leased, used, occupied, or utilized.

    (l) Tenant may, without the prior consent of Landlord and without Paragraphs 11(f), 11(g), 11(h), and 11(i) being applicable, sublet all or any part of the Leased Premises to an Affiliate of Tenant, or assign this Lease to an Affiliate of Tenant, if (1) Tenant provides Landlord notice of the sublease or an original of the assignment within 10 days after its execution and (2) the transaction was not entered into as a subterfuge to avoid the obligations and restrictions of this Lease. Tenant and Guarantor remain jointly and severally liable for the payment of Rent and performance of all other obligations under this Lease after any assignment or subletting to an Affiliate of Tenant.

    (m) An Affiliate of an entity is any entity that acquires all or part of the entity in question, or that is acquired in whole or in part by the entity in question, or which controls, is controlled by, or is under common control with, directly or indirectly, the entity in question. For purposes of this subparagraph, control means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities or by contract or otherwise.

    (n) If Landlord exercises its termination right set forth in subparagraph 11(f)(1) above as to less than all of the Leased Premises, Landlord shall prepare, and Landlord and Tenant shall promptly execute and deliver, an appropriate amendment to this Lease to reflect proportionate reductions in Minimum Rent, the Rentable Square Feet in the Leased Premises, parking access cards, etc.

12. Repair and Maintenance.
    ----------------------

    (a) Tenant shall keep the Leased Premises [including, without limitation, Standard Improvements and Tenant Improvements (both as defined in Exhibit F)] and all fixtures installed by or on behalf of Tenant in good
        ---------
        and tenantable condition. Tenant shall promptly make all necessary non-structural repairs and replacements to its fixtures and Tenant Improvements, all at Tenant's expense, with the reasonable approval of Landlord. All repairs and replacements must be equal in quality and class to the original work. Without diminishing this obligation of Tenant, if Tenant fails to commence any repairs and replacements within 15 days after notice from Landlord or to thereafter diligently complete the repairs and replacements, Landlord may at its option make the repairs and replacements and Tenant shall pay Landlord as additional Rent the actual costs incurred by Landlord plus an administrative fee equal to 5% of the costs.

    (b) Subject to Paragraph 24,Tenant shall pay the cost of repairs and replacements due to damage or injury to the Project or any part thereof caused by any Tenant Party or by any malfunction or misuse of any equipment installed by or on behalf of Tenant. This amount is payable by Tenant to Landlord as additional Rent, plus interest at the Interest Rate from the date of payment by Landlord until paid by Tenant. If Tenant requests Landlord to perform any maintenance or repairs to the Leased Premises over and above the services required to be performed by Landlord under Paragraph 7, Tenant shall pay the actual cost thereof, plus an administrative fee equal to 5% of the actual cost thereof, to Landlord as additional Rent.

    (c) Landlord shall (to the extent the repair is not the obligation of Tenant under this Lease) keep and maintain the foundation, exterior walls, exterior windows, roof, Building systems, and other structural elements and Common Areas and Service Areas of the Project in good condition and repair as reasonably determined to be necessary by Landlord, consistent with the condition existing on the Commencement Date.

13. Alterations and Additions by Tenant.
    -----------------------------------

    (a) Tenant may not make or permit any alterations, improvements, or additions in or to the Leased Premises or the Project without Landlord's prior reasonable consent. All alterations, additions, and improvements made to, or fixtures or other improvements placed in or upon, the Leased Premises, whether temporary or permanent in character, by either party (except only Tenant's movable trade fixtures, office furniture, and equipment) are a part of the Project and are the property of Landlord when they are placed in the Leased Premises without compensation to Tenant. Alterations, improvements, and additions in and to the Leased Premises requested by Tenant must be made in accordance with complete and accurate plans and specifications and construction documents [including, without limitation, complete mechanical, electrical and plumbing (MEP) requirements, if applicable] prepared by Tenant and reasonably approved in advance by Landlord. Landlord shall approve or disapprove any requested alterations, improvements, or additions within 14 days after Tenant's delivery of complete plans and specifications therefor. Any disapproval by Landlord must specify the reasons for the disapproval. If Landlord does not approve or disapprove any plans and specifications submitted to Landlord within the 14-day period, Landlord is deemed to approve the plans and specifications. All work must be performed at Tenant's expense either by Landlord or, at Tenant's option, by Tenant through contractors and subcontractors reasonably approved in advance by Landlord. If the work is not performed by Landlord, then all work performed by Tenant's contractors and subcontractors is subject to the following conditions:

        (1) Each contractor and subcontractor must deliver evidence reasonably satisfactory to Landlord that the insurance specified on Exhibit D
                                                                     ---------
            is in force prior to commencing work.

        (2) Tenant shall ensure that all workers cooperate with Project personnel and comply with all Project Rules and Regulations.

        (3) Tenant must deliver to Landlord evidence that Tenant has obtained all necessary governmental permits and approvals for the improvements or alterations prior to starting any work.

        (4) All construction must be done in a good and workmanlike manner and is subject to reasonable approval by Landlord during and after construction to determine compliance with the approved plans and specifications and construction documents.

        (5) Recordable lien releases from each contractor and subcontractor must be submitted to Landlord within 30 days after completion of the work performed by the contractor or subcontractor.

        (6) Within 30 days after completion of any improvements or alterations, Tenant, at its cost, shall deliver to Landlord 2 reproducible copies of "as-built" plans and specifications (1/8" scale) for each floor where alterations or improvements were made.

        All changes to the plans and specifications and construction documents are also subject to Landlord's prior reasonable approval.

    (b) Tenant must use Landlord's fire protection contractor and must either
        (1) use Landlord's MEP engineer to prepare the MEP portions of the plans and specifications and construction documents, or (2) reimburse the cost of one review by Landlord's MEP engineer of the plans and specifications and the construction documents, not to exceed $0.15 per rentable square foot of the area of the Leased Premises covered by the review. Landlord shall cause its fire protection contractor and MEP engineer to perform the work for Tenant at Landlord's contracted rates.

    (c) All alterations and improvements by Tenant must comply with all Applicable Laws. Tenant and its consultants must coordinate any alterations or additions relating to compliance with the Americans With Disabilities Act of 1990 (as amended), the Texas Architectural Barriers Act (as amended) [Tex. Rev. Civ. Stat. Ann. Art. 9102], and any similar existing or future law, rule or regulation relating to access by disabled persons to the Leased Premises or the Project (collectively, Access Laws) with Landlord and Landlord's Access Law compliance plan for the Project in preparing the plans and specifications and construction documents. Neither Landlord's approval of Tenant's plans and specifications for the alterations or improvements nor Landlord's acceptance of Tenant's as-built plans is a confirmation or agreement by Landlord that the improvements and alterations comply with Applicable Laws. Tenant is not responsible for Access Law compliance obligations in areas of the Project outside the Leased Premises (or for Access Law compliance related to core area rest rooms on single tenant floors, even though those core area rest rooms are part of the Leased Premises on those single tenant floors) triggered by any work by Tenant in the Leased Premises as long as Tenant is not using the Leased Premises as a public accommodation.

    (d) Within 30 days after Tenant installs any telephone or data cables in the Leased Premises, Tenant, at its cost, shall deliver to Landlord 2 reproducible copies of "as-built" plans and specifications (1/8" scale) showing the location of the telephone and data cables.

    (e) As between Landlord and Tenant, for purposes of the insurance requirements of Paragraph 18, Tenant has an insurable interest in all of the Tenant Improvements and alterations made by Tenant in the Leased Premises; provided that, except as otherwise provided in this Lease, all of the Tenant Improvements and alterations shall be surrendered to Landlord with the Leased Premises upon the expiration or earlier termination of the Lease as set forth in Paragraph 26.

    (f) Whenever (i) Landlord's approval of plans and specifications is required under this Paragraph 13 or under Exhibit F, (ii) Tenant disputes whether
                                         ---------
        Landlord's approval or disapproval is reasonable, and (iii) the approval involves changes to any structural elements of the Project or to any portions of the Building systems that serve more than one tenant, Landlord shall submit the dispute to Landlord's MEP engineer. The decision of Landlord's MEP engineer will be binding on Landlord and Tenant. If the MEP engineer decides that Landlord was acting reasonably, Tenant shall pay all fees and costs charged by the MEP engineer. If the MEP engineer decides that Landlord was not acting reasonably, Landlord shall pay all fees and costs charged by the MEP engineer.

14. Use and Occupancy.
    -----------------

    (a) The Leased Premises may be used and occupied by Tenant only for general business offices and incidental uses (including, without limitation, customer support operations, computer operations, and employee break rooms) and for no other purpose without Landlord's prior consent, in its sole discretion. Tenant shall use and maintain the Leased Premises in a clean, careful, safe, and proper manner and shall comply with all laws, ordinances, orders, rules, and regulations of all governmental bodies (state, federal, and municipal) applicable to or having jurisdiction over the use and occupancy of the Leased Premises, including without limitation, all applicable environmental laws, and the Access Laws (those laws, ordinances, orders, rules, decisions, and regulations, and existing and future amendments thereto, being collectively called Applicable Laws), subject to the last sentence of Paragraph 13(c).

    (b) Tenant may not deface or injure the Leased Premises or the Project or any part thereof or overload the floors of the Leased Premises. Tenant may not commit waste or permit waste to be committed or cause or permit any nuisance on or in the Leased Premises or the Project. Subject to Paragraph 24, Tenant shall pay Landlord as additional Rent the cost to repair any damage to the Leased Premises or to any other part of the Project caused by any negligence or willful act or any misuse or abuse (whether or not the misuse or abuse results from negligence or willful acts) by any Tenant Party.

    (c) Tenant may not use or allow the Leased Premises to be used for any purpose prohibited by any Applicable Law, or by any restrictive covenants applicable to the Project on the Commencement Date, or as a manned express mail pick up center for delivery services like Airborne and Federal Express, or for a mini-bank or bank. Tenant may not sell, purchase, or give away, or permit, except with Landlord's prior approval, the sale, purchase, or gift of food in any form (other than food ordered in for training sessions, meetings, and/or employee consumption) by or to any Tenant Party or any other parties at the Leased Premises or the Project. Tenant shall conduct its business and occupy the Leased Premises and control all Tenant Parties so as not to create any nuisance or interfere with, annoy, or disturb any other tenants in the Project or Landlord in its management of the Project and so as not to injure the reputation of the Project.

    (d) Tenant may not erect, place, or allow to be placed any sign, advertising matter, stand, booth, or showcase in or upon the doorsteps, vestibules, halls, corridors, doors, walls, windows, or pavement of the Project visible outside the Leased Premises (except for lettering on the door or doors to the Leased Premises as allowed by the Project Rules and Regulations attached as Exhibit C) without the prior consent of
                                ---------
        Landlord.

    (e) Tenant may not use or allow or permit the Leased Premises to be used in any way or for any purpose that:

        (1) Landlord deems hazardous on account of the possibility of fire or other casualty;

        (2) increases the rate of fire or other insurance for the Project or its contents or in respect of the operation of the Project; or

        (3) renders the Project uninsurable at normal rates by responsible insurance carriers authorized to do business in the State of Texas or renders void or voidable any insurance on the Project.

        If insurance premiums are increased solely because of Tenant's use of the Leased Premises, then, in addition to any other remedies Landlord may have, Tenant shall pay the amount of the increase to Landlord as additional Rent.

15. Mechanics' Liens - Tenant's Obligations.
    ---------------------------------------

    Tenant may not cause or permit any mechanic's or materialman's lien to be placed upon Landlord's interest in the Project or the Leased Premises or any part thereof or against Landlord's interest under this Lease by any contractor, subcontractor, laborer, materialman or supplier performing any labor or furnishing any materials to Tenant for any improvement, alteration, or repair of or to the Leased Premises, the Project, or any part thereof. If any lien is filed on Landlord's interest or Tenant's interest in the Leased Premises, Tenant shall cause the same to be discharged of record, by bonding or otherwise, within 20 days after Tenant receives notice of the filing. If Tenant does not discharge the lien within the 20-day period, then, in addition to any other right or remedy of Landlord, Landlord may, but is not obligated to, discharge the lien by paying the amount claimed to be due or by procuring the discharge of the lien by deposit in court or bonding. Any amount paid by Landlord relating to any lien not caused by a Landlord Party, and all reasonable legal and other expenses of Landlord, including reasonable legal fees, costs, and expenses in defending any action or in procuring the discharge of any lien, with interest thereon at the Interest Rate from date of payment by Landlord until paid by Tenant, is payable by Tenant to Landlord as additional Rent.

16. Limitations on Liability of Landlord Parties; Waiver.
    ----------------------------------------------------

    (a) To the fullest extent permitted by law, Tenant, on its behalf and on behalf of all Tenant Parties, waives all Claims (in law, equity, or otherwise) against all Landlord Parties arising out of, knowingly and voluntarily assumes the risk of, and agrees that Landlord Parties are not liable to any Tenant Parties for any of the following even if the Claims are caused solely or in part by the negligence or strict liability, but not the gross negligence, of any Landlord Party:

        (1) any injury or damage to person or property (including the resulting loss of use, economic losses and consequential or resulting damages of any kind from any cause) due to the condition or design of, or any defect in, the Leased Premises or Project that exists now or occurs in the future;

        (2) any injury or damage to person or property (including the resulting loss of use, economic losses, and consequential or resulting damages of any kind from any cause) due to the Leased Premises or Project or related improvements or appurtenances being out of repair, or defects in or failure of pipes or wiring, or backing up of drains, or the bursting or leaking of pipes, faucets, and plumbing fixtures, or gas, water, steam, electricity, or oil leaking, escaping, or flowing into the Leased Premises;

        (3) any loss or damage caused by the acts or omissions of other tenants in the Project or of any other persons; or

        (4) any loss or damage to property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, insurrection, war, court order, requisition, order of governmental authority, and any other cause beyond the control of Landlord.

        Landlord's obligations under Paragraph 17(b) are not modified or reduced by the waivers in this Paragraph 16(a).

    (b) Notwithstanding the foregoing or anything else to the contrary contained in this Lease, the liability of Landlord to any Tenant Party for any default or indemnity by Landlord under this Lease is limited to the interest of Landlord in the Project. No Landlord Party has any personal liability for any amounts payable or obligations performable by Landlord under this Lease.

    (c) The provisions of this Paragraph 16 survive the expiration or earlier termination of this Lease.

17. Indemnification.
    ---------------

    (a) Subject to Paragraph 24, Tenant shall indemnify, defend, and hold all Landlord Parties harmless from all Claims of every kind and character (including those Claims resulting solely or in part from negligence or strict liability, but not the gross negligence, of any Landlord Party) arising out of or relating (directly or indirectly) to the following:

        (1) any breach or default in performance of any obligation on Tenant's part to be performed under this Lease, whether before or during the Lease Term or after its expiration or earlier termination;

        (2) any act, omission, negligence, or misconduct in the Leased Premises of any Tenant Party or of any other person entering upon the Leased Premises under or with the express or implied invitation or permission of Tenant;

        (3) any alterations, activities, work, or things done, permitted, allowed, or suffered by Tenant in, at, or about the Leased Premises, including the violation by any Tenant Party of any law, ordinance, or governmental order of any kind; and

        (4) the occupancy or use by any Tenant Party of the Leased Premises.

    (b) Landlord shall indemnify, defend, and hold Tenant harmless from all Claims (including those claims resulting solely or in part from the negligence or strict liability, but not the gross negligence, of tenant
        (i) arising because of any bodily injury, death or damage to property (excluding damages to the personal property of a Tenant Party) occurring in or resulting from any occurrence during the Lease Term in the Common Areas of the Project; or (ii) arising out of any breach or default in performance of any obligation on Landlord's part to be performed under this Lease, whether before or during the Lease Term or after its expiration or earlier termination. The provisions of this Paragraph 17(b) control if there is a conflict with the provisions of Paragraph 16(a).

    (c) If any employee (full-time, part-time, or temporary) of any Tenant Party suffers an injury at the Project, Tenant shall use reasonable efforts to cause the injured employee to exhaust all rights under the applicable Workers' Compensation Laws before any claim arising from the injury is asserted against any Landlord Party.

    (d) The provisions of this Paragraph 17 survive the expiration or earlier termination of this Lease.

    (e) The indemnification provisions of this Paragraph 17 may not be construed or interpreted as in any way restricting, limiting, or modifying Tenant's or Landlord's insurance or other obligations under this Lease and are independent of Tenant's and Landlord's insurance and other obligations under this Lease.

18. Tenant's Insurance.
    ------------------

    (a) Tenant shall, at its expense, maintain at all times during the Lease Term (and prior to the Lease Term with respect to activities of Tenant under this Lease at the Project), insurance as set forth below:

        (1) Commercial General Liability Insurance (1986 ISO Form or its replacement) written on an "occurrence" basis with respect to the business carried on, in or from the Leased Premises and Tenant's use and occupancy of the Leased Premises (including contractual liability) in an amount not less than $1,000,000 per occurrence and $2,000,000 general aggregate per location for bodily injury and property damages combined (or with increased limits as may be required from time to time by Landlord by giving notice to Tenant) and without any deductibles;

        (2)  Workers' Compensation Insurance, including at least
             $1,000,000/1,000,000/1,000,000 Employers Liability Insurance;

        (3) Excess/Umbrella Liability Insurance, applying on at least a "following form" (or primary) basis, with a minimum limit of $3,000,000 each Occurrence and Aggregate, where applicable; provided that Tenant will not be required to provide this coverage if it increases the aggregate limit on its Commercial General Liability Insurance policy to at least $3,000,00; and

        (4) The equivalent of "ISO Special Form" Property Insurance, including but not limited to, coverage for:

             A. All office furniture, trade fixtures, office equipment, merchandise, and all other items of Tenant's property in, on, at, or about the Leased Premises and the Project, including property installed by, for, or at the expense of Tenant;

             B.  Tenant Improvements; and

             C. Except for Standard Improvements, all other improvements, betterments, alterations, and additions to the Leased Premises.

             Tenant's Property Insurance must also fulfill the following requirements:

                 (AA) Include Landlord as an additional insured but only as to Tenant Improvements and other alterations or improvements to the Leased Premises;

                 (BB) Include an agreed amount endorsement (with coinsurance waived) for not less than 100% of the full replacement cost (new without deduction for depreciation) of the covered items and property; and

                 (CC) Include a deductible no greater than $25,000 for each loss.


    (b) Tenant's policies must be written by an insurance company or companies with a current A.M. Best's rating of A-IX or better and be admitted to do business in the State of Texas. Landlord and Manager must be named as additional insureds without restriction under the liability and property policies. Tenant shall obtain an endorsement from each insurance company agreeing to notify Landlord in writing at least 30 days prior to cancellation, non-renewal, or material reduction of the coverage.

    (c) Tenant shall deliver to Landlord duly executed certificates of insurance (Acord Form 27, modified as necessary) and additional insured endorsements reasonably satisfactory to Landlord prior to occupying any part of the Leased Premises, and on an annual basis thereafter. If Tenant fails to comply with these insurance requirements and does not cure the failure within 10 business days after receipt of notice from Landlord of the failure, Landlord may obtain the required insurance and Tenant shall pay to Landlord as additional Rent the premium cost thereof plus interest at the Interest Rate from the date of payment by Landlord until paid by Tenant.

19. Landlord's Insurance.
    --------------------

    Landlord shall carry, or cause to be carried: (A) Commercial General Liability Insurance with limits of liability of not less than $1,000,000 each occurrence, single limit Bodily Injury and Property Damage combined;
    (B) the equivalent of "ISO Special Form" Property Insurance insuring the Project for the full replacement value thereof, with a deductible not to exceed $100,000 for each loss, excluding Tenant Improvements and Tenant's merchandise, trade fixtures, furnishings, equipment, personal property, and any alterations or additions made by Tenant; and (C) business interruption insurance covering the Buildings, with a coverage term of at least 1 year. Landlord may carry its insurance under blanket policies.

20. Rights Reserved by Landlord.
    ---------------------------

    Landlord reserves the following rights, exercisable without notice (except as specified below) and, subject to Paragraph 17(b)(i), without liability to any Tenant Party for damage or injury to property, persons, or business and without effecting an eviction, constructive or actual, or disturbance of Tenant's use or possession or giving rise to any claim for set-off or abatement of Rent unless Tenant's access to or use of the Leased Premises or the parking garage at the Project is materially adversely affected:

    (a) To change the Building's or the Project's name or street address after using commercially reasonable efforts to give Tenant at least 30 days notice of the change.

    (b) To install, affix, and maintain any signs on the exterior and interior of the Project.

    (c) To designate and approve, prior to installation, all types of window shades, blinds, drapes, awnings, window ventilators, and similar equipment, and to control all internal lighting that is visible from the exterior of the Project.

    (d) To designate, restrict, and control all sources within the Project where Tenant may obtain ice, drinking water, towels, toilet supplies, catering, food and beverages, and like or other services on the Leased Premises and, in general, the exclusive right to designate, limit, restrict, and control any business and any service in or to the Project and its tenants.

    (e) To enter upon the Leased Premises at reasonable hours (provided Landlord uses commercially reasonable efforts to give reasonable prior notice to Tenant except for entry to provide janitorial services or in an emergency) to inspect, clean, or make necessary (under Applicable Laws or in connection with the operation of the Building) repairs or alterations to the Leased Premises (but without any obligation to do so, except as expressly specified in this Lease), to make repairs or alterations to any part of the Buildings or the Buildings systems (including adjacent premises), to show the Leased Premises to prospective lenders and purchasers, and, during the last 12 months of the Lease Term, as may have been extended hereunder, to show the Leased Premises to prospective tenants at reasonable hours and, if the Leased Premises are vacant, to clean them. Landlord shall use commercially reasonable efforts to exercise its rights under this Paragraph 20(e) in a way that minimizes interference with Tenant's operations in and access to the Leased Premises or access to the parking garage at the Project except in emergencies.

    (f) To retain at all times, and to use in appropriate instances, keys to all doors within and into the Leased Premises. No locks may be changed or added without the prior reasonable consent of Landlord. Subject to compliance with Paragraph 13, Tenant shall have the right to install an electronically controlled access system on all exterior doors of the Leased Premises and record all entries into the Leased Premises but Tenant's system must not interfere with Landlord's existing electronic access system for the Project and Tenant must provide Landlord with an adequate supply of access cards for Landlord, Manager, and Landlord's janitorial provider. Tenant shall have the right to, and shall upon request by Landlord, remove its access system upon the expiration or earlier termination of this Lease in accordance with the provisions of Paragraph 26(b).

    (g) To decorate the Common Areas of the Project and to make necessary repairs, alterations, additions, changes, or improvements, whether structural or otherwise, in and about the Project, and for those purposes to enter upon the Leased Premises and, during the continuance of the work, temporarily close doors, entryways, public space, and corridors in the Project, to interrupt or temporarily suspend Project services and facilities, and to change the arrangement and location of entrances or passageways, doors and doorways, corridors, elevators, stairs, toilets, or other public parts of the Project, all without abatement or setoff of Rent or affecting any of Tenant's obligations under this Lease, so long as the Leased Premises are reasonably accessible and provided that Landlord may make alterations, additions, changes, or improvements to the Leased Premises under this Paragraph 20(g) only to the extent necessary under Applicable Laws or in connection with the operation of the Building. Landlord shall use commercially reasonable efforts to exercise its rights under this Paragraph 20(g) in a way that minimizes interference with Tenant's operations in and access to the Leased Premises or access to the parking garage at the Project except in emergencies.

    (h) To have and retain a paramount title to the Leased Premises and the Project free and clear of any act of Tenant purporting to burden or encumber the Leased Premises or the Project.

    (i) To grant to anyone the exclusive right to conduct any business or render any service in or to the Project if the exclusive right does not operate to exclude Tenant from the uses expressly permitted in this Lease.

    (j) To approve the weight, size, and location of safes, heavy equipment, file cabinets, book shelves, and other heavy items in and about the Leased Premises and the Project and to require all those items and all furniture to be moved into and out of the Project and the Leased Premises only at reasonable times and in a manner reasonably specified by Landlord. Movements of Tenant's property into or out of the Project and within the Project are entirely at the risk and responsibility of Tenant.

    (k) To take reasonable measures as Landlord deems advisable for the security of the Project and its occupants including, without limitation, the search of all persons entering or leaving the Project, the evacuation of the Project for cause, suspected cause, or for drill purposes, the temporary denial of access to the Project, and the closing of the Project after Building Standard Hours, subject to Tenant's right to admittance when the Project is closed after Building Standard Hours under reasonable regulations Landlord may prescribe from time to time.

    (l) To transfer, assign, or convey, in whole or in part, the Project and Landlord's rights under this Lease. If Landlord transfers, assigns, or conveys its rights under this Lease, Landlord is released from any further obligations under this Lease accruing after the date of the transfer and Tenant shall look solely to the successor in interest of Landlord for performance of the obligations of "Landlord" under this Lease.

21. Fire or Other Casualty.
    ----------------------

    (a) If the Leased Premises or any part thereof are damaged by fire or other casualty, Tenant shall give prompt notice thereof to Landlord. If the Project or either of the Buildings is so damaged by fire or other casualty that substantial alteration or reconstruction of the Project or any Building is, in Landlord's sole opinion, required (whether or not the Leased Premises are damaged) or if any mortgagee under a mortgage or deed of trust covering the Project requires that the insurance proceeds payable as a result of the fire or other casualty be used to retire the mortgage debt, Landlord may, at its sole option, terminate this Lease by giving Tenant notice of termination within 60 days after the date of the damage. If Landlord does not terminate this Lease under this Paragraph 21(a), Landlord shall deliver to Tenant a non-binding estimate of the time needed to repair and restore the Project within 60 days after the date of the damage. If Landlord's estimate states that repair and restoration will not be completed within 270 days after the date of the damage, Tenant may terminate this Lease by giving Landlord notice of termination within 10 business days after the date Tenant receives Landlord's estimate. If Landlord or Tenant terminates this Lease under this Paragraph 27(a), the Rent abates as of the date of the damage.

    (b) If this Lease is not terminated under Paragraph 21(a), Landlord shall within 75 days after the date of the damage commence to repair and restore the Project (except that Landlord is not responsible for delays outside its control) to substantially the same condition in which it was immediately prior to the casualty. If Landlord commences restoration of the damage, Tenant shall assign to Landlord (or Landlord's designee) all net insurance proceeds payable to Tenant under the property insurance required under Paragraph 18 related to the Tenant Improvements and other improvements in the Leased Premises made by or on behalf of Tenant, and Landlord shall repair and replace the Standard Improvements, Tenant Improvements, and other improvements in the Leased Premises made by or on behalf of Tenant; except that if the cost of the repair and replacements for the Tenant Improvements and other improvements in the Leased Premises made by or on behalf of Tenant (based on Landlord's or its contractor's estimate of the cost) exceeds the insurance proceeds received by Landlord from Tenant's insurance carrier (which Tenant shall cause its insurance carrier to pay to Landlord), Tenant shall pay the shortfall to Landlord prior to Landlord's repair of the damage. No Landlord Party is liable for any inconvenience or annoyance to any Tenant Party or injury to the business of Tenant resulting in any way from casualty damage or the repairs (including any inconvenience, annoyance, or injury resulting solely or in part from negligence or strict liability, but not gross negligence, of any Landlord Party); except that during the time and to the extent the Leased Premises are unfit for occupancy, Landlord shall either furnish Tenant with comparable office space (including voice and data cabling and controlled access system) in the Project at the same Rent as payable under this Lease at Landlord's cost or a fair diminution of Rent, the choice of which is at Landlord's sole discretion.

    (c) If Landlord commences the restoration or repair and the restoration or repair of the Standard Improvements or the Tenant Improvements located in the Leased Premises is not completed to the extent necessary so that Tenant can occupy the Leased Premises for normal business purposes within 270 days after the date of the damage (or any longer time period specified in Landlord's estimate under Paragraph 21(a)), then Tenant shall have the right, exercisable by notice to Landlord delivered no later than 15 business days after the last day of the 270-day period (or any longer time period specified in Landlord's estimate under Paragraph 21(a)), to terminate this Lease as to the untenantable portion of the Leased Premises or as to all of the Leased Premises if the untenantable portion of the Leased Premises is more than 50% of the Rentable Area of the Leased Premises by giving notice of termination to Landlord. If Tenant fails to give notice in the manner and within the time period specified in the preceding sentence or prior to completion, Tenant's option to terminate is deemed irrevocably waived by Tenant.

    (d) Subject to Paragraph 24, if the damages are caused by the negligence or willful misconduct of any Tenant Party, Rent abates only to the extent of the amount of proceeds of Landlord's business interruption insurance received by Landlord related to the Leased Premises and Tenant shall pay to Landlord as additional Rent any damages to the Project in excess of the amount paid by insurance proceeds received by Landlord.

22. Condemnation.
    ------------

    (a) If all or substantially all of the Project or any Building is taken for any public or quasi-public use under any governmental law, ordinance, or regulation or by right of eminent domain or is sold to the condemning authority in lieu of condemnation, then this Lease terminates as of the date when physical possession of the portion of the Building or Project is taken by the condemning authority. If less than all or substantially all of the Project or any Building is taken or sold, Landlord (whether or not the Leased Premises are affected) may terminate this Lease by giving notice to Tenant within 60 days after the right of election accrues, in which event this Lease terminates as of the date when physical possession of the portion of the Building and Project is taken by the condemning authority.

    (b) If this Lease is not terminated upon any taking or sale of less than all or substantially all of the Project:

        (1) the Rent reduces by an amount representing that part of the Rent properly allocable to the portion of the Leased Premises taken or sold; and

        (2) Landlord shall, at Landlord's sole expense, restore the remaining portions of the Project to substantially its former condition to the extent reasonably deemed feasible by Landlord, but:

             (A) Landlord's restoration obligation does not exceed the scope of the work done by Landlord in originally constructing the Project and installing Standard Improvements in the Leased Premises;

             (B) Landlord is not required to spend for the work an amount in excess of the amount received by Landlord as compensation or damages (over and above amounts going to the mortgagee of the property taken) for the part of the Project so taken; and

             (C) If Landlord does not complete the work within 270 days after the condemnation and Tenant is unable to conduct its business in the Leased Premises in a manner reasonably comparable to that conducted immediately prior to the condemnation, then Tenant may terminate this Lease by delivering notice of termination to Landlord no later than 15 business days after the last day of the 270-day period.

    (c) Landlord is entitled to receive all of the compensation awarded upon a taking of any part or all of the Project, including any award for the value of the unexpired Lease Term. Tenant is not entitled to and expressly waives all claim to any compensation; except that Tenant is entitled to receive any award for damages to the Tenant Improvements or any personal property and for moving costs, if Tenant's award does not reduce the amount of Landlord's award.

23. Taxes on Tenant's Property.
    --------------------------

    Tenant shall pay, and shall indemnify, defend, and hold Landlord harmless against, all taxes levied or assessed against personal property, furniture, fixtures, or Tenant Improvements, and other alterations placed by or for Tenant in the Leased Premises. If any taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and if Landlord is required to pay the taxes or if the assessed value of Landlord's property is increased by inclusion of personal property, furniture, fixtures, Tenant Improvements and other alterations placed by or for Tenant in the Leased Premises and Landlord elects to pay the increased taxes, Tenant shall pay to Landlord as additional Rent that part of the taxes for which Tenant is liable under this Paragraph.

24. Waiver of Subrogation.
    ---------------------

    Each party waives all claims that arise or may arise in its favor against the other party, or anyone claiming through or under them, by way of subrogation or otherwise, during the Lease Term or any extension or renewal thereof, for all losses of, or damage to, any of its property (even if the loss or damage is caused by the fault or negligence of the other party or anyone for whom the other party is responsible), which loss or damage is covered or would be covered by valid and collectible Special Form Property insurance policies required to be carried under this Lease without regard to the amount of any policy but not including any deductible amount. These waivers are in addition to, and not in limitation of, any other waiver or release in this Lease with respect to any loss or damage to property of the parties. Since these mutual waivers preclude the assignment of any claim by way of subrogation (or otherwise) to an insurance company (or any other person), each party shall immediately give each insurance company issuing to it policies of Special Form Property insurance written notice of the terms of these mutual waivers, and have the insurance policies properly endorsed, if necessary, to prevent the invalidation of the insurance coverages by reason of these waivers.

25. Surrender Upon Termination or Expiration; Holdover.
    --------------------------------------------------

    (a) Upon the Expiration Date or any earlier termination of this Lease, Tenant shall: (1) surrender to Landlord possession of the Leased Premises in good repair and condition, reasonable wear and tear and damages or destruction by any casualty or condemnation excepted, and (2) deliver to Landlord all keys to the Leased Premises and all parking access cards. If Tenant does not immediately surrender possession, to the extent permitted by applicable laws, Landlord may enter upon and take possession of the Leased Premises and expel or remove Tenant and any other person who may be occupying the Leased Premises, or any part thereof, without having any civil or criminal liability therefor.

    (b) If Tenant or any of its successors in interest continues to hold any part of the Leased Premises after the termination of this Lease, the holding over is a tenancy from month-to-month at a monthly rental equal to 150% (for the first 30 days of the holdover) or 200% (for all periods after the first 30 days of the holdover) of the monthly Minimum Rent payable at the time of termination, plus the payment of all other Rent payable under this Lease. While Tenant or its successor continues to hold the Leased Premises after the termination of this Lease, the month-to-month tenancy is subject to all terms of this Lease; except that all expansion rights, first refusal rights, first notice rights, first offer rights, and renewal rights automatically terminate.

    (c) No payments of money by Tenant to Landlord after the termination of this Lease reinstate, continue, or extend the Lease Term and no extension of this Lease after the termination or expiration thereof is valid unless it is reduced to writing and signed by Landlord and Tenant. Nothing in this Paragraph may be construed to give Tenant the right to hold over beyond the Expiration Date or any earlier termination of this Lease or preclude Landlord from having the right to dispossess or otherwise terminate Tenant's right of possession. Any month-to-month tenancy is terminable upon 30 days' notice from Landlord.

26. Removal of Tenant's Property.
    ----------------------------

    (a) All furniture, movable trade fixtures, and equipment installed by or on behalf of Tenant remains the property of Tenant and must be removed by Tenant at its sole risk and expense at the termination of this Lease. Any removal of Tenant's property must be accomplished in a good and workmanlike manner so as not to damage the Leased Premises or the Project. Tenant shall promptly repair any damage to the Leased Premises or the Project caused by any removal. All furniture, movable trade fixtures, and equipment installed by Tenant not removed within 15 days after termination of the Lease are conclusively presumed to be abandoned by Tenant. Landlord may, at its option, take the possession of the property (including any special use improvements) and either (1) declare it to be the property of Landlord by notice to Tenant or (2) at the sole risk and expense of Tenant and without payment of any compensation to Tenant, remove it or any part thereof in any manner that Landlord chooses and store, sell, or otherwise dispose of it without incurring liability to Tenant or any other person. All amounts payable to Landlord under this Paragraph plus interest at the Interest Rate from date of payment by Landlord until paid by Tenant are due as additional Rent.

    (b) Upon request of Landlord, Tenant shall also remove, at its sole risk and expense, any special use improvements installed by or on behalf of Landlord or Tenant in connection with the completion of the Tenant Finish Work or otherwise. Any such removal of special use improvements must be accomplished in a good and workmanlike manner so as not to damage the Leased Premises or the Project. Tenant shall, or Landlord may, in its sole discretion and at Tenant's sole expense, repair any damage to the Leased Premises or the Project caused by any such removal. The term special use improvements means all special improvements installed specifically for use by Tenant and includes, without limitation, telephone and data cables, computer floors and cables, cafeteria equipment, telephones and telephone equipment, supplemental air conditioning units and related equipment, equipment supplying excess electricity to the Leased Premises, and similar items.

27. Events of Default.
    -----------------

    The following are events of default (Events of Default) by Tenant under this
    Lease:

    (a) Tenant fails to pay any Rent when due and the failure continues for a period of 5 business days after notice from Landlord. Landlord is required to give notice under this Paragraph 27(a) only twice in any 12-month period. Landlord is not required to give Tenant notice for the third and subsequent Rent payment defaults during any 12-month period and, for those defaults, an Event of Default occurs if Tenant fails to pay any Rent when due and the failure continues for a period of 5 business days.

    (b) Tenant fails to comply with any of the terms of this Lease, other than the payment of Rent, and does not cure the failure within 30 days after Landlord delivers notice of the failure to Tenant; except that, if the failure cannot reasonably be cured within the 30-day period, then no Event of Default occurs if Tenant commences its cure within the 30-day period and diligently completes its cure within 30 days after the last day of the 30-day period.

    (c) Tenant or Guarantor, if applicable, becomes insolvent, makes a transfer in fraud of creditors, commits any act of bankruptcy, makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due.

    (d) Tenant or Guarantor, if applicable, files a petition under any section or chapter of the Bankruptcy Code of the United States, as amended, or under any similar law or statute of the United States or any state thereof, or Tenant or Guarantor is adjudged bankrupt or insolvent in proceedings filed against Tenant or Guarantor, or a petition or answer proposing the adjudication of Tenant or Guarantor as a bankrupt or its reorganization under any present or future federal or state bankruptcy or similar law is filed in any court and the petition or answer is not discharged or denied within 120 days after filing.

    (e) A receiver or trustee is appointed for all or substantially all of the assets of Tenant or Guarantor, if applicable, or of the Leased Premises or of any of Tenant's property located therein in any proceeding brought by Tenant or Guarantor, or any receiver or trustee is appointed in any proceeding brought against Tenant or Guarantor and is not discharged within 120 days after appointment or Tenant or Guarantor shall consent to or acquiesce in the appointment.

    (f) Tenant or Guarantor, if applicable, if a natural person, dies or becomes incapacitated or, if Tenant or Guarantor is not a natural person, Tenant or Guarantor is dissolved or ceases to exist.

    (g) Tenant's leasehold estate is taken on execution or other process of law in any action against Tenant.

    (h) Tenant does not conduct its business in any substantial portion of the Leased Premises for more than 180 days.

28. Landlord's Remedies.
    -------------------

    If an Event of Default occurs, Landlord may then or any time thereafter and without any further notice or opportunity to cure except as expressly set forth in this Paragraph pursue any one or more of the following remedies:

    (a) Terminate this Lease by giving notice to Tenant, in which event Tenant shall immediately surrender the Leased Premises to Landlord. If Tenant fails to surrender the Leased Premises, Landlord may, to the extent permitted by applicable laws and without prejudice to any other remedy it has for possession or arrearages in Rent, take possession of the Leased Premises and expel or remove Tenant and any other person occupying the Leased Premises, or any part thereof, without being liable for prosecution or any claim of damages. Tenant shall pay to Landlord as additional Rent the amount of all loss and damage Landlord suffers by reason of the termination, whether through inability to re-let the Leased Premises on satisfactory terms or otherwise. Landlord has no duty to re-let the Leased Premises, except as required by applicable laws. Landlord's damages specifically include, but are not limited to: (1) all reasonable expenses necessary to recover possession of the Leased Premises and re-let the Leased Premises including the cost of renovating, repairing, and altering the Leased Premises for a new tenant or tenants, advertisements, and brokerage fees; and (2) any increase in insurance premiums caused by the vacancy of the Leased Premises. Landlord's damages also include an amount equal to (i) the positive sum, if any, of the present value of the Rent under this Lease [discounted at the prime rate announced as such in the Money Rates section of the Wall Street Journal (or alternate source reasonably selected by Landlord) issued on the first business day after the date of termination (the Discount Rate)] reduced by the present value of the fair market rent (based on an assumed lease term equal to the then current Lease Term and based on an "AS IS" lease) for the Leased Premises for the Leased Premises for the balance of the Lease Term (discounted at the Discount
        Rate) plus (ii) the unamortized (on a straight line basis without interest) portion of all leasing commissions and legal fees paid by Landlord in connection with the negotiation and execution of this Lease. Nothing in this Lease limits Landlord's right to prove and obtain in bankruptcy or insolvency proceedings damages by reason of the termination of this Lease in an amount equal to the maximum amount allowed by any statute or rule of law in effect at the time when the damages are to be proved, whether or not the amount is greater, equal to, or less than the amount of the loss or damages referred to above.

    (b) Terminate Tenant's right of possession under this Lease without terminating this Lease and take possession of the Leased Premises and remove Tenant or any other person occupying the Leased Premises, or any part thereof, without having any civil or criminal liability and without terminating this Lease. Landlord may (but is under no obligation, except as required by applicable laws, to) relet the Leased Premises or any part thereof for the account of Tenant, in the name of Tenant or Landlord or otherwise, without notice to Tenant for a term or terms (which may be greater or less than the period that would otherwise have constituted the balance of the Lease Term) and on conditions (which may include concessions or free rent) and for uses as Landlord in its sole discretion may determine. Landlord may collect and receive any rents payable by reason of any re-letting. Tenant shall pay Landlord as additional Rent all reasonable expenses necessary to recover possession of the Leased Premises and re-let the Leased Premises, which includes the cost of renovating, repairing, and altering the Leased Premises for a new tenant or tenants, advertisements, and brokerage fees, as well as any deficiency that may arise by reason of the re-letting. Except as provided under applicable laws, Landlord is not liable for any failure to re-let the Leased Premises or any part thereof or for any failure to collect any Rent due upon any re-letting. No taking of possession of the Leased Premises by Landlord is an election on Landlord's part to terminate this Lease unless a notice of termination is given to Tenant.

    (c) Enter upon the Leased Premises without having any civil or criminal liability and do whatever Tenant is obligated to do under the terms of this Lease. Tenant shall reimburse Landlord as additional Rent for any expenses Landlord incurs in performing Tenant's obligations under this Lease, together with interest at the Interest Rate from the date incurred until repaid by Tenant. Landlord is not liable for any damages resulting to Tenant from any Landlord Party's actions or omissions in performing Tenant's obligations, whether caused by the negligence or strict liability, but not gross negligence, of any Landlord Party or otherwise.

    (d) If an Event of Default related to payment of Rent has occurred, Landlord may interrupt or cause the interruption of any utility service serving the Leased Premises, deactivate Tenant's parking access cards and building access cards or keys, suspend elevator service to the Leased Premises, remove, alter, or change any door, window, or attic hatchway cover to the Leased Premises, or any lock, latch, hinge, hinge pin, doorknob, or other mechanism connected to any door, window, or attic hatchway cover to the Leased Premises, and intentionally prevent Tenant from entering the Leased Premises without resort to judicial process. Landlord is under no obligation to restore any door, window, or attic hatchway cover or any lock, latch, hinge, hinge pin, doorknob, or other mechanism attached thereto or to deliver or make available to Tenant any key to any door, window, or attic hatchway cover until Tenant fully cures all Events of Default related to payment of Rent then existing under this Lease.

    No repossession of or re-entering all or any part of the Leased Premises under subparagraphs 28(b), (c), or (d) above or otherwise and no re-letting of the Leased Premises or any part thereof under subparagraph 28(b) relieves Tenant or Guarantor of any liabilities or obligations under this Lease, all of which survive repossession or re-entering by Landlord. If Landlord repossesses or re-enters all or any part of the Leased Premises after an Event of Default, Tenant shall pay to Landlord the Rent required to be paid by Tenant. No right or remedy of Landlord under this Lease is intended to be exclusive of any other right or remedy. Each right and remedy of Landlord is cumulative of all other rights or remedies under this Lease or now or hereafter existing at law, in equity or by statute. In addition to other remedies provided in this Lease, Landlord is entitled, to the extent permitted by Applicable Laws, to injunctive relief in case of the violation, or attempted or threatened violation, of any of the terms of this Lease, or to a decree compelling specific performance of the terms of this Lease.

    If Landlord is deemed to have a duty to mitigate its damages arising from a default by Tenant under this Lease, then Landlord's duty to mitigate is limited to using objectively reasonable efforts to relet the Leased Premises to a replacement tenant suitable under the circumstances, which duty to relet the Leased Premises does not require Landlord to (i) give priority to the Leased Premises over other premises owned or managed by Landlord or its affiliates, (ii) relet for less than market rent, or (iii) relet to a tenant (or for a use) that is not in keeping with the first class character of the Project. Further, any breach of Landlord's duty to relet the Leased Premises does not give rise to a cause of action by Tenant, but rather, will reduce Landlord's recovery against Tenant to the extent that damages reasonably could have been avoided if Landlord had properly exercised its above-described duty.

    Notwithstanding anything to the contrary in this Lease, Tenant shall not be liable for payment to Landlord for any special or consequential damages as a result of any Event of Default by Tenant.

29. No Implied Waiver.
    -----------------

    The failure of Landlord or Tenant to insist at any time upon the strict performance of any of the terms of this Lease or to exercise any option, right, power, or remedy contained in this Lease is not a waiver of the right or remedy for the future. The waiver of any breach of this Lease or violation of the Rules and Regulations attached to this Lease does not prevent a subsequent act, which would have originally constituted a breach or violation, from having all the force and effect of an original breach or violation. No express waiver affects any terms other than the ones specified in the waiver and those only for the time and in the manner specifically stated. Acceptance by Landlord of any Rent after the breach of any of the terms of this Lease or violation of any Rule or Regulation is not a waiver of the breach or violation or the right to collect applicable late charges and interest. Payment by Tenant of any Rent after any default by Landlord under this Lease is not a waiver by Tenant of Landlord's default or any remedies available to Tenant under this Lease for Landlord's default. No waiver by Landlord or Tenant of any of the terms of this Lease is effective unless expressed in writing and signed by the party to be bound by the waiver.

30. Waiver by Tenant.
    ----------------

    Tenant waives and surrenders for itself and all persons or entities claiming by, through, and under it, including creditors of all kinds: (A) any right and privilege which it or any of them has under any present or future constitution, statute, or rule of law to redeem the Leased Premises or to have a continuance of this Lease for the Lease Term after termination of Tenant's right of occupancy by order or judgment of any court or by any legal process or writ, or under the terms of this Lease; (B) the benefits of any present or future constitution, statute, or rule of law that exempts property from liability for debt or for distress for Rent; (C) any provision of law relating to notice or delay in levy of execution in case of eviction of a tenant for nonpayment of Rent; (D) any rights, privileges, and liens set out under Sections 91.004 and 93.003 of the Texas Property Code (as amended), and Tenant exempts Landlord from any liability or duty thereunder, and (E) any rights of Tenant to contest reappraisals of the Project (but not ad valorem taxes on Tenant's personal property in the Leased Premises) under Sections 41.413 and 42.015 of the Texas Tax Code (as amended).

31. Legal Expenses.
    --------------

    If either party files litigation concerning the interpretation or enforcement of this Lease, the prevailing party is entitled to recover from the losing party the prevailing party's reasonable legal fees, court costs, and expenses, whether at the trial or appellate level.

32. Subordination.
    -------------

    (a) This Lease and all rights of Tenant under this Lease are subject and subordinate to:

        (1) any mortgage or deed of trust secured by a first lien against the Project only if Landlord causes the holder of the first lien to join with Tenant in the execution and delivery of a Subordination, Nondisturbance, and Attornment Agreement in substantially the form attached to this Lease as Exhibit K and to all increases, renewals,
                                      ---------
            modifications, consolidations, replacements, and extensions of the first lien mortgage or deed of trust; and

        (2) all restrictions, easements, and encumbrances recorded in the Real Property Records of Dallas County, Texas, as of the Commencement Date, to the extent they validly affect the Project. Tenant shall, upon demand at any time or times, execute, acknowledge, and deliver to Landlord, or to Landlord's first mortgagee, any instruments that may be necessary or proper to more effectively effect or evidence this subordination to any first mortgage or first deed of trust; provided the instruments do not modify the terms of this Lease.

    (b) Landlord represents and warrants to Tenant that there is no first mortgage or first deed of trust against the Project or any ground lease affecting any portion of the Project.

33. Quiet Enjoyment.
    ---------------

    If Tenant pays the Rent when due and timely performs all other obligations of Tenant under this Lease, then Tenant may peaceably and quietly enjoy the Leased Premises during the Lease Term without any disturbance from Landlord or from any other person claiming by, through, or under Landlord, but not otherwise, subject to the terms of this Lease and of the deeds of trust, mortgages, ordinances, utility easements, and agreements to which this Lease is subordinate.

34. Notice of Landlord's Default.
    ----------------------------

    If any act or omission by any Landlord Party occurs that would give Tenant the right to damages from Landlord or the right to terminate this Lease due to constructive or actual eviction from all or part of the Leased Premises or otherwise, Tenant may not sue for damages or exercise any right to terminate until (A) it gives notice of the act or omission to Landlord and Landlord's first mortgagee, if any, provided Landlord has delivered notice of the name and address of the first mortgagee to Tenant and (B) a reasonable period of time for remedying the act or omission elapses following the giving of the notice, during which time Landlord, its agents, employees, and first mortgagee are entitled to enter the Leased Premises and cure the act or omission.

35. Project Rules and Regulations.
    -----------------------------

    All Tenant Parties must comply with the Project Rules and Regulations (as changed from time to time as hereinafter provided) attached as Exhibit C.
                                                                   ---------
    Landlord may at any time change the Project Rules and Regulations or promulgate other Project Rules and Regulations as Landlord deems advisable for the safety, care, cleanliness, or orderliness of the Project so long as no change materially adversely affects the rights or obligations of Tenant under this Lease. No changes are effective until a copy of the changes is delivered to Tenant. Tenant is responsible for the compliance with the Project Rules and Regulations by all Tenant Parties. Landlord shall use reasonable efforts to enforce compliance by all other tenants with the Project Rules and Regulations from time to time in effect, but Landlord Parties are not responsible to Tenant for failure of any person to comply with the Project Rules and Regulations. The provisions of this Lease will control if there is a conflict with any existing or future Project Rules and Regulations.

36. Estoppel Certificate.
    --------------------

    Tenant shall, from time to time on not less than 20 days' prior notice by Landlord, execute, acknowledge, and deliver to Landlord an Estoppel Certificate in substantially the form attached as Exhibit E, with
                                                      ---------
    appropriate modifications needed to correct any incorrect statements.

37. Notices.
    -------

    All notices, requests, approvals, consents, and other communications required or permitted to be delivered under this Lease must be in writing and are effective and are deemed delivered:

    (a) on the business day sent if (1) sent by telecopier prior to 5:00 p.m., Dallas, Texas time, (2) the sending telecopier generates a written confirmation of sending, and (3) a confirming copy is sent on the same business day by one of the other means specified below;

    (b) the next business day after delivery on a business day to a nationally-recognized-overnight-courier service for prepaid overnight delivery;

    (c) if orderly delivery of the mail is not then disrupted or threatened, in which event some method of delivery other than the mail must be used, 3 days after being deposited in the United States mail, certified, return receipt requested, postage prepaid; or

    (d) upon receipt if delivered personally or by any method other than by telecopier (with written confirmation), nationally-recognized-overnight-courier service, or mail;

    in each instance addressed to Landlord or Tenant, as the case may be, at the address specified in Paragraph 1 of this Lease, or to any other address either party may designate by 10 days' prior notice to the other party.

    With respect to any default notice to Landlord, a copy of the notice must be sent on the same date as sent to Landlord to:

                    Munsch Hardt Kopf & Harr, P.C.
                    4000 Fountain Place
                    1445 Ross Avenue
                    Dallas, Texas 75202-2790
                    Attention: B. Carl Klinke
                    Telecopier No.: (214) 978-4310

    With respect to any notice to Tenant, a copy of the notice must be sent on the same date as sent to Tenant to:

                    Thompson & Knight, LLP
                    801 Cherry Street
                    Suite 1600
                    Fort Worth, Texas 76102
                    Attention: Susan E. Coleman
                    Telecopier No.: (817) 347-1799

38. Hazardous Materials.
    -------------------

    (a) Tenant may not:

        (1) cause or permit the escape, disposal, or release in the Leased Premises or the Project of any biologically active, chemically active, or hazardous substances or materials (collectively, hazardous substances); or

        (2) bring, or permit any other Tenant Party to bring, any hazardous substances into the Leased Premises or the Project other than normal cleaning and office supplies stored, used, and disposed of in compliance with Applicable Laws.

        The term hazardous substances includes, but is not limited to, those described in the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Section 6901 et seq., the Texas Water Code, the Texas Solid Waste Disposal Act, and other applicable existing and future state or local environmental laws and the regulations adopted under those acts, as amended.

    (b) If any lender or governmental agency requires testing to ascertain whether or not a release of hazardous substances has occurred in or on the Leased Premises or the Project based on probable cause that a release occurred and was caused by any Tenant Party (excluding any release of any hazardous substances present in the Leased Premises or the Project as of the Commencement Date and not brought into the Project by any Tenant Party, whether the release was caused by any Tenant Party or otherwise, except as specified in Paragraph 38(d)(ii)), then Tenant shall reimburse the reasonable costs of the testing to Landlord as additional Rent if there is a release that was caused by any Tenant Party and was not a release of any hazardous substances present in the

        Leased Premises or the Project as of the Commencement Date not brought into the Project by any Tenant Party.

    (c) Tenant shall execute affidavits, representations, and the like from time to time at Landlord's request concerning Tenant's best knowledge and belief regarding the presence of hazardous substances brought into the Leased Premises or the Project by any Tenant Party.

    (d) Tenant shall indemnify Landlord Parties in the manner elsewhere provided in this Lease from (i) any release in or on the Leased Premises or the Project of hazardous substances brought into the Project by any Tenant Party caused or permitted by any Tenant Party and (ii) any release of asbestos-containing materials labeled "Asbestos-Containing Materials, Do Not Disturb" (or substantially similar labeling) present in the Project as of the Commencement Date caused by any Tenant Party. Except as specified in the prior sentence, Tenant has no liability related to the presence, release, or disposal of hazardous substances on or from the Project that were present in the Project on the Commencement Date or thereafter brought into the Project unless the hazardous substances were brought into the Project by any Tenant Party.

    (e) Tenant acknowledges receipt of a copy of a Report of Limited Survey for Asbestos-Containing Materials for Xerox Center dated September 1996, prepared by Law Engineering & Environmental Services, Inc., in connection with its Project No. 60342-6-5635 (the Law Report). Landlord makes no, and Tenant waives any, representations or warranties related to the completeness or accuracy of the Law Report or the right of Tenant to rely on the Law Report. If any asbestos-containing materials present in the Project (other than any asbestos-containing materials brought into the Project by any Tenant Party or any other tenant in the Project) are required to be removed under Applicable Laws, Landlord shall promptly cause the removal of the asbestos-containing materials in compliance with Applicable Laws.

    (f) These covenants (other than Landlord's obligations under the last sentence of Paragraph 38(e)) survive the expiration or earlier termination of this Lease.

39. Business Purpose.
    ----------------

    Tenant represents that this Lease is executed by Tenant, and all obligations of Tenant arising out of this Lease are, primarily for business or commercial purposes and not for personal, family, or household purposes.

40. Severability.
    ------------

    Each of the terms of this Lease is, and must be construed to be, separate and independent. If any of the terms of this Lease or its application to any person or circumstances is to any extent invalid and unenforceable, the remainder of this Lease, or the application of that term to persons or circumstances other than those as to which it is invalid or unenforceable, are not affected thereby.

41. No Merger.
    ---------

    The fact that the same person may acquire or hold, directly or indirectly, this Lease or the leasehold estate hereby created or any interest in this Lease or in the leasehold estate as well as the fee estate in the Leased Premises or any interest in the fee estate does not cause a merger of this Lease or of the leasehold estate hereby created with the fee estate in the Leased Premises.

42. Force Majeure.
    -------------

    When this Lease prescribes a period of time for action to be taken by either party, the responsible party is not liable for, and there is excluded from the computation of the period of time, any delays due to strikes, acts of God, shortages of labor or materials, war, governmental laws, regulations, restrictions, or any other cause of any kind that is beyond the control of the party. The prior sentence does not apply to the obligation of Tenant or Landlord to pay any sum due under this Lease.

43. Brokerage; Mutual Indemnities.
    -----------------------------

    (a) Tenant warrants that it has had no dealings with any broker or agent in connection with the negotiation or execution of this Lease other than Tenant's Broker and Landlord's Broker (collectively, Brokers). Tenant shall indemnify, defend, and hold Landlord harmless against all costs, expenses, legal fees, or other liability for commissions or other compensation or charges claimed by any broker or agent other than Brokers claiming by, through, or under Tenant with respect to this Lease or any renewal or extension or with respect to any expansion of the Leased Premises.

    (b) Landlord warrants that it has had no dealings with any broker or agent in connection with the negotiation or execution of this Lease other than Brokers. Landlord shall indemnify, defend, and hold Tenant harmless against all costs, expenses, legal fees, or other liability for commissions or other compensation or charges claimed by any broker or agent, including Brokers, claiming by, through or under Landlord with respect to this Lease or any renewal or extension or with respect to any expansion of the Leased Premises.

    (c) Any brokerage commissions payable to Brokers are payable by Landlord under the terms of separate agreements between Landlord and Brokers.

44. Gender.
    ------

    Words of any gender used in this Lease include any other gender and words in the singular number include the plural, unless the context otherwise requires.

45. Joint and Several Liability.
    ---------------------------

    If there is more than one Tenant, the obligations imposed upon Tenant under this Lease are joint and several. If Tenant is a general or limited partnership, each general partner of Tenant is jointly and severally liable for the obligations imposed upon Tenant under this Lease.

46. No Representations.
    ------------------

    No Landlord Party made any representations or promises with respect to the Leased Premises or the Project except as expressly set forth in this Lease. No rights, easements, or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in this Lease.

47. Entire Agreement; Amendments.
    ----------------------------

    This Lease is the entire agreement between the parties. All negotiations, considerations, representations, understandings, and prior agreements (including, without limitation, the Permittee Agreement covering Suites 250E and 260E) between Landlord and Tenant are superceded by this Lease. No act or omission of any employee or agent of Landlord or of Landlord's Broker may alter, change, or modify any of the terms of this Lease. No amendment or modification of this Lease is binding unless expressed in a written instrument executed by Landlord and Tenant.

48. Paragraph Headings.
    ------------------

    The paragraph headings in this Lease are for convenience only and in no way enlarge or limit the scope or meaning of the paragraphs in this Lease.

49. Binding Effect.
    --------------

    All terms of this Lease are binding upon the respective heirs, personal representatives, successors, and, to the extent assignment is permitted, assigns of Landlord and Tenant.

50. Exhibits.
    --------

    The following exhibits are attached to and made a part of this Lease:

    Exhibit A [Leased Premises], B [Land], C [Project Rules and Regulations], D
    ---------                    -         -                                  -
    [Contractor Insurance Requirements], E [Estoppel Certificate], F [Tenant
                                         -                         -
    Finish Construction,] G [Floor Plan of Suite 450E], H [First Notice Space],
                          -                             -
    I [List of Permitted Temporary Occupants], J [Minimum Rent Schedule], and K
    -                                          -                              -
    [Subordination, Nondisturbance, and Attornment Agreement].

51. Counterparts.
    ------------

    This Lease may be executed in two or more counterparts, each of which is deemed an original and all of which together constitute one and the same instrument.

52. Rental Tax.
    ----------

    Tenant shall pay as additional Rent all licenses, charges, and other fees of every kind and nature as and when they become due arising out of or in connection with Tenant's use and occupancy of the Leased Premises and the Project (including the parking garages), including but not limited to license fees, business license taxes, and privilege, sales, excise, or other taxes (other than income) imposed upon Rent or upon services provided by Landlord or upon Landlord in an amount measured by Rent received by Landlord.

53. Parking.
    -------

    (a) During the Lease Term:

        (1) Landlord shall provide Tenant with parking access cards for unreserved parking in a parking garage at the Project specified by Landlord at a ratio of 1 parking access card for each 300 RSF in the Leased Premises (see Exhibit J), at no charge to Tenant.
                                      ---------

        (2) By giving notice to Landlord, Tenant may elect to rent additional parking access cards (the Additional Cards) for the remainder of the initial Lease Term, also for unreserved parking in a parking garage at the Project specified by Landlord, to increase the number of unreserved parking access cards held by Tenant up to a maximum of 1 parking access card for each 250 RSF in the Leased Premises at $25 per parking card per month. Upon request by Tenant, Landlord will waive the $25 per parking card per month fee for up to 8 Additional Cards to be used for Tenant employees working Tenant's second shift and for up to 8 Additional Cards to be used for Tenant employees working Tenant's third shift. Tenant will provide Landlord with a list of the names, work phone numbers, and automobile license numbers for Tenant employees working the second and third shifts and will update the list as necessary to keep it current. Tenant acknowledges that Landlord will restrict the use of the parking access cards so that they will provide access to the parking garage only during time periods 1 hour on each side of Tenant's second or third shift, as applicable. If Landlord determines that these restricted parking cards are being used (including attempted use at the wrong times) at times other than Tenant's second or third shift, as applicable, Tenant shall pay rent at the rate specified above for the parking access cards that were used at the wrong time commencing on the date Landlord notifies Tenant of the incorrect usage.

        (3) Tenant may elect to convert up to 10 free unreserved parking access cards to reserved parking access cards for the remainder of the initial Lease Term, in a parking garage at the Project and at locations specified by Landlord, at $50 per parking card per month. Landlord may relocate reserved parking spaces within the Project at any time, at Landlord's reasonable discretion, upon 5 days prior written notice to Tenant, but the reserved parking spaces must be for covered parking spaces.

    (b) Prior to each issuance of parking access cards, Tenant must deliver to Landlord a list of the automobile license numbers of Tenant's employees who will be using the cards. If any card is lost or damaged or not returned to Landlord on request, and Landlord's then current per card deposit must be delivered to Landlord before a replacement card is issued to Tenant.

    (c) The provisions of Paragraphs 53(a) and 53(b) do not apply to Suite 450E. The number of parking access cards to be made available to Tenant in connection with the addition of Suite 450E to the Leased Premises is governed by Paragraph 55(e).

    (d) With regard to unreserved parking, Tenant is not assigned designated parking spaces, but is permitted to use whatever unreserved stalls are available, on a first-come, first-served basis in areas of the parking garage designated from time to time by Landlord. If for any reason parking spaces in the parking garage are not available for use by Tenant Parties, this failure or inability is not a default by Landlord under this Lease.

    (e) All Tenant Parties must comply with all traffic, security, safety, and other rules and regulations promulgated from time to time by the operator of the garage.

    (f) During any renewal or extension of the Lease Term or during any holdover after the termination of this Lease, Landlord reserves the right to charge Tenant the then market rate for parking access cards at the Project unless Landlord agrees otherwise at the time of the renewal or extension.

    (g) If Landlord exercises its termination right set forth in subparagraph 11(f)(1) above, the number of parking access cards allocated to Tenant reduces proportionately, effective as of the date of termination.

    (h) With respect to unreserved parking, Tenant is not assigned designated parking spaces but is permitted to use whatever unreserved stalls are available, on a first-come, first-served basis in areas of the parking garage designated from time to time by Landlord. If for any reason parking spaces in the parking garage are consistently not available for use by Tenant Parties, this failure or inability is not a default by Landlord under this Lease. If 25% or more of Tenant's employees attempting to use parking access cards on a first-come, first-served basis are unable to find parking spaces in the parking garage for 5 consecutive business days, then Tenant shall give Landlord a detailed notice specifying the applicable facts. Within 20 days after receipt of Tenant's notice, Landlord shall retain an independent consultant, at Tenant's cost and expense to be paid to Landlord in advance, to determine, within 45 days after Landlord retains the consultant, whether the Project is overparked. The term overparked means that the number of parking spaces available at or to the Project persistently does not provide adequate parking on a first-come, first-served basis to permit Tenant the use of the number of parking access cards provided to Tenant under this Lease.

        If the consultant determines that the Project is overparked, then (i) Landlord shall reimburse Tenant for the costs charged by the consultant for the study and Landlord shall make commercially reasonable efforts to locate and provide suitable additional or alternative parking to Tenant for the number of spaces displaced within 60 days after the consultant's findings are detailed, and (ii) parking card rent will be proportionately abated based on the number of Tenant's employees using parking access cards unable to find parking spaces on a first-come, first-served basis during the period commencing with the date Landlord received Tenant's detailed notice and continuing until additional parking spaces become available. If on 2 occasions during the Lease Term a consultant retained under this Paragraph 53(h) determines that the Project is not overparked, then Tenant has no further rights under this Paragraph 53(h).

        In addition, if the number of parking spaces at the Project is reduced by 25% or more due to condemnation or other reduction by Landlord, other than temporary reductions in connection with repairs, restorations, and alterations (including repairs, restorations, and alterations related to casualty damage and condemnation), Landlord shall make commercially reasonable efforts to locate and provide suitable additional or alternative parking to Tenant for the number of spaces displaced within 120 days after the date of the reduction. Landlord shall not voluntarily reduce, other than temporary reductions in connection with repairs, restorations, and alterations (including repairs, restorations, and alterations related to casualty damage and condemnation), the number of parking spaces available at the Project on the Commencement Date by more than 10%. A reduction in parking spaces due to a transfer by Landlord in lieu of condemnation is not a voluntary reduction for the purposes of the prior sentence. The term "alterations" as used in this Paragraph 53(h) includes the construction of additional parking decks on the parking garage at the Project, which construction is at Landlord's sole discretion. The inclusion of the prior sentence in this Paragraph 53(h) may not be used to infer that the construction of additional parking decks on the parking garage at the Project is a commercially reasonable method for Landlord to provide additional parking at the Project.

54. Tenant's Service Providers.
    --------------------------

    Tenant shall cause all moving companies and other entities providing services to Tenant to deliver evidence reasonably satisfactory to Landlord that the insurance specified in Exhibit D is in force prior to entering the
                                    ---------
    Project.

55. Option to Expand the Leased Premises.
    ------------------------------------

    (a) If Tenant is not in default under this Lease at the time of the exercise of this option or at the time of the Suite 450E Commencement Date (defined below), Tenant shall have the option, exercisable by giving notice to Landlord (the Expansion Notice) no later than March 31, 2001, and subject to the following provisions, to lease from Landlord Suite 450E, located in the East Tower and consisting of approximately 22,663 Rentable Square Feet as shown on Exhibit G attached hereto.
                                         ---------

    (b) If Tenant timely and properly gives the expansion Notice, then Suite 450E will be added to the Leased Premises effective as of November 1, 2001 (the Suite 450E Commencement Date) and the Leased Premises will thereafter consist of approximately 91,428 Rentable Square Feet and Tenant's pro rata share of Total Electricity Costs will increase to 10.95%.

    (c) Tenant must pay to Landlord along with the Expansion Notice, an amount equal to the last month's Minimum Rent payment for Suite 450E [as determined under Paragraph 55(d)], as an increase to the Security Deposit under this Lease.

    (d) Effective on the Suite 450E Commencement Date, the Minimum Rent for Suite 450E is, and the Minimum Rent under this Lease increases, as follows: (i) if Tenant delivers the Expansion Notice on or before August 31, 2000, then the Minimum Rent increases by $43,437.42 per month from 11-1-2001 through 5-31-2002, and by $44,381.71 from 6-1-2002 through the
        Expiration Date; or (ii) if Tenant delivers the Expansion Notice after August 31, 2000, then the Minimum Rent increases by $45,326.00 per month from 11-1-2001 through the remainder of the initial Lease Term.

    (e) Beginning on the Suite 450E Commencement Date, Landlord shall provide to Tenant an additional 81 parking access cards for unreserved parking in a parking garage at the Project specified by Landlord, at no charge to Tenant. During the initial Lease Term and after the Suite 450E Commencement Date, Tenant may elect, exercisable by at least 30 days' notice to Landlord and subject to availability as determined by Landlord in its sole discretion, to rent an additional 20 parking access cards for the remainder of the initial Lease Term, also for unreserved parking in a parking garage at the Project specified by Landlord, at $25 per parking card per month.

    (f) Tenant and Landlord acknowledge that Tenant currently occupies and uses Suite 450E under that certain Sublease dated June 28, 1999 (the Sublease) by and between Tenant, as Subtenant, and Eastman Kodak Company, a New Jersey corporation (Eastman), as Sublandlord, which Sublease expires by its own terms on October 31, 2001. Tenant and Landlord also acknowledge that Eastman has waived any renewal rights it had as to Suite 450E under that certain Office Lease dated September 16, 1996, by and between HMS Office, L.P., as predecessor in interest to Landlord, and Eastman.

    (g) Suite 450E will be leased to and accepted by Tenant in its "AS-IS" condition. Tenant agrees that, except as provided in this Lease, Landlord has no obligation to improve, repair, restore, or refurbish Suite 450E. Tenant's continued occupancy of Suite 450E or any portion thereof is conclusive evidence that Tenant (i) accepts Suite 450E as suitable for the purposes for which it is leased; (ii) accepts Suite 450E as being in a good and satisfactory condition; (iii) waives any defects in Suite 450E; and (iv) agrees that the Rentable Square Feet numbers specified in this Paragraph 55 are binding and conclusive for all purposes under this Lease.

    (h) If Suite 450E is added to the Leased Premises under this Paragraph 55, Landlord shall prepare, and Landlord and Tenant shall execute and deliver, an appropriate amendment to the Lease to reflect the terms of the Extended Lease Term.

56. Option to Extend Lease Term for the Original Leased Premises.
    ------------------------------------------------------------

    (a) If Tenant is not in default under this Lease at the time of the exercise of this option or at the commencement of the Extended Lease Term (defined below), Tenant may extend the initial Lease Term as to Suites 250E, 260E, 350E, 300N, 450E (if Tenant has exercised the expansion option set forth in Paragraph 55), and 400N only (collectively, the Original Leased Premises), for 1 extension term of 5 years commencing on the next day after the initial Expiration Date by giving Landlord an extension notice at least 8 months, but not more than 15 months, prior to the initial Expiration Date (the Extension Notice Period). If Tenant gives a valid extension notice during the Extension Notice Period, then, unless Tenant gives a timely revocation notice under Paragraph 56(b), the Lease Term as to the Original Leased Premises only is extended for 5 years (the Lease Term as extended herein is called the Extended Lease Term) upon the same terms as in this Lease, except that the Rent, parking charges, and other applicable terms for the Original Leased Premises only adjust based on the Market Rate (defined below) and Tenant has no further option to extend the Extended Lease Term after this option is exercised. If Tenant does not give an extension notice during the Extension Notice Period, then this option expires automatically on the next day after the last day of the Extension Notice Period. Landlord is not required to give Tenant notice of the beginning or end of the Extension Notice Period.

    (b) Within 30 days after Landlord receives Tenant's extension notice, Landlord shall deliver a notice to Tenant specifying the Market Rate. If Tenant does not approve Landlord's designation of Market Rate, then Landlord and Tenant shall negotiate in good faith for a period of 30 days after the date of Landlord's notice to reach agreement on the Market Rent. If Landlord and Tenant do not reach agreement on the Market Rent within the 30-day period, then Tenant, as its sole remedy, may revoke its exercise notice by delivering a revocation notice to Landlord within 15 days after the last day of the 30-day negotiation period, but otherwise Tenant may not revoke its extension notice. If Tenant timely gives a revocation notice, then the Lease Term as to the Original Leased Premises only ends on the initial Expiration Date and Tenant has no further rights under this Paragraph 56. If Landlord and Tenant do not reach agreement on the Market Rent within the 30-day period and Tenant does not timely give a revocation notice, Tenant is deemed to approve the Market Rate specified in Landlord's notice.

    (c) The term Market Rate means the minimum rent determined by Landlord, taking into consideration all relevant factors, including, without limitation, the following: lease term; commencement date; work allowance; Base Year; parking rates; after-hours HVAC charges; rent being charged in comparable office buildings located in the Las Colinas Urban Center for leases then being entered into for comparable space to the Original Leased Premises; location, quality, amenities, age, and reputation of the buildings in which the space being compared is located; use and size of the space under comparison; location and floor level of the subject space and any comparison space within their respective buildings, including elevator lobby exposure; except that the Rent components of the Market Rate will not be less than the average Rent being paid under this Lease for the Original Leased Premises only at the end of the Lease Term.

    (d) If the Lease Term is extended under this Paragraph 56, Landlord shall prepare, and Landlord and Tenant shall execute and deliver, an appropriate amendment to the Lease to reflect the agreed terms of the Extended Lease Term.

57. Security Disclaimer.
    -------------------

    Any security measures provided by Landlord are not a guarantee against crime. Landlord does not make, and Tenant waives, any guaranty or warranty, expressed or implied, with respect to security at the Project or in the Buildings, or that any security measures will prevent occurrences or consequences of criminal activity. Any mechanical security devices can be rendered inoperative at any time. Landlord Parties are not responsible for a temporary failure of the devices. If any mechanical security devices are in need of repair, then Tenant waives all warranties, expressed or implied, with respect to Landlord's repair of the devices. Landlord's installation or use of any security measure does not constitute a voluntary undertaking or agreement by Landlord to provide security to any Tenant Party. Landlord may modify, reduce or eliminate the use of any security measure at any time without notice to Tenant. Neither Landlord nor any Landlord Parties are liable in any way for any disruption in the operation or performance of any security measure. Landlord does not make, and Tenant waives, any guaranty or warranty that the presence of any security measure at the Project or in the Buildings in any way increases the personal security of any Tenant Party or its property. Landlord Parties are not liable to any Tenant Party for any injury, damage, or loss whatsoever caused (A) as a result of any problem, defect, malfunction or the failure of the performance of any security measure or (B) by any person engaging in criminal activity.

58. Landlord's Consents and Approvals..
    ---------------------------------

    Whenever Landlord is required to give its reasonable consent or reasonable approval under this Lease, Landlord may not unreasonably withhold or delay its consent or approval.

59. Intentionally Deleted.
    ---------------------

60. Right of First Notice.
    ---------------------

    (a) If during the Lease Term Landlord proposes to lease the space consisting of approximately 21,121 Rentable Square Feet located on the 5th floor of the North Tower as shown on Exhibit H attached to this Lease (the First
                                    ---------
        Notice Space) to a third party prospect, then Landlord shall deliver a notice to Tenant offering to lease the First Notice Space to Tenant. Landlord's notice must specify the First Notice Rate (defined below) and the lease term (the First Notice Space Lease Term) for the First Notice Space that Landlord proposed to the third party prospect.

    (b) Tenant must respond to Landlord's notice by delivering a notice (the Response Notice) to Landlord within 5 business days after the date of Landlord's notice specifying that Tenant elects either (i) to lease all, but not less than all, of the First Notice Space or (ii) to decline to lease the First Notice Space.

    (c) If (i) Landlord does not receive the Response Notice within the 5 business day period or (ii) in the Response Notice Tenant does not elect to lease all of the First Notice Space, then Tenant is deemed to waive its right to lease the First Notice Space and Tenant has no further rights under this Paragraph 60.

    (d) If Tenant timely delivers a Response Notice electing to lease all of the First Notice Space, then the First Notice Space will be added to the Leased Premises on the date Landlord delivers possession of the First Notice Space to Tenant and Tenant's obligation to pay Rent for the First Notice Space will commence on the 61st day after the date Landlord delivers possession of the First Notice Space to Tenant. The First Notice Space will be added to the Leased Premises on the same terms as this Lease except that (i) the Lease Term for the applicable First Notice Space will be the First Notice Space Lease Term specified in Landlord's notice for the First Notice Space, and (ii) Rent and other applicable terms for the First Notice Space will adjust based on the First Notice Rate (defined below). Landlord shall prepare and deliver to Tenant an appropriate amendment to the Lease adding the applicable First Notice Space to the Leased Premises upon the terms specified in this Paragraph 60. Tenant will execute and deliver the amendment to Landlord within 10 days after Tenant's receipt of the amendment, and Landlord will deliver to Tenant a counterpart of the amendment executed by Landlord.

    (e) Landlord is not obligated to offer the First Notice Space to Tenant, and Tenant may not exercise its option to lease the First Notice Space, if at the time Landlord would otherwise be obligated to give the notice to Tenant, Tenant is in default under this Lease.

    (f) The term First Notice Rate means the minimum rent that Landlord quotes for space similar to the First Notice Space for a term substantially the same as the First Notice Space Lease Term specified by Landlord for the First Notice Space, as determined by Landlord in its sole discretion.

    (g) No expansion of the Leased Premises under this Paragraph will extend or otherwise modify the Lease Term for the Original Leased Premises. No extension of the Lease Term for the Original Leased Premises under Paragraph 55 will extend or otherwise modify the applicable Lease Term for the First Notice Space added to the Leased Premises under this Paragraph 60.

61. Limitation of Actions.
    ---------------------

    Any claim, demand, right, or defense of Tenant arising out of this Lease is barred unless Tenant commences an action or asserts an affirmative defense within 1 year after the date of the event giving rise to Tenant's claim, demand, right, or defense. Tenant represents and warrants to Landlord that Tenant has consulted with legal counsel regarding the effect of this Paragraph.

62. Year 2000 Readiness Disclosure Statement.
    ----------------------------------------

    (a)    Definitions:  The following terms shall mean as follows:

          (1) Y2K Compliant. A building system, component or service shall be considered "Y2K Compliant" if, when used in accordance with its documentation, and provided that all other building systems, services, and components used with the building system, service, or component shall properly exchange accurate date data with it, the building system, component or service:

               (A) Is capable of correctly and accurately processing, providing, or receiving data from, into, and between the 20/th/ and 21/st/ centuries, and the years 1999 and 2000 and beyond, including recognizing that the year 2000 is a leap year; and

               (B) Does not operate abnormally or inaccurately or cease to operate as a result of the inability to correctly and accurately process, provide, or receive date data from, into, and between the 20/th/ and 21/st/ centuries, and the years 1999 and 2000 and beyond.

          (2) Internal Component. An "Internal Component" means any portion of a building system, component, or service that is located within the Project and is entirely within the Landlord's control.

    (b) Representation. Landlord represents and warrants that it is currently making good-faith efforts to identify and test the Internal Components to determine which are Y2K Compliant, and to remediate, if necessary, century date change and date handling deficiencies. Tenant acknowledges that Landlord's representations and warranties in this Paragraph do not apply to any external infrastructure components (including, without limitation, electricity service, telecommunications service, service contractors, suppliers, and mail service) or internal infrastructure components not entirely within Landlord's control.

63. Time: Exercise of Options.
    -------------------------

    Time is of the essence in the exercise of any renewal or expansion options granted to Tenant under this Lease. Landlord is not required to give Tenant notice of the beginning or end of any time period for Tenant to exercise any such option.

64. Execution and Approval of Lease.
    -------------------------------

   Employees and agents of Landlord and Tenant and of Landlord's Broker and Tenant's Broker have no authority to make or agree to make a lease or any other agreement or undertaking in connection herewith. The submission of this Lease for examination and negotiation is not an offer to lease, agreement to reserve, or option to lease the Leased Premises. This Lease is effective and binding on Landlord only upon the execution and delivery of this Lease by Landlord and Tenant.

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

This Lease is executed in multiple originals as of the date first above set forth.

                                    LANDLORD:

                                    114 MILLENNIUM, LTD., a Texas limited
                                    partnership

                                    By:   T114 Properties, Inc.,
                                          a Delaware corporation, its general
                                          partner



                                         By:  /s/ Leonard Balducci
                                              ----------------------
                                         Name:  Leonard Balducci
                                               ---------------------
                                         Title:  Associate Director
                                                --------------------


                                    TENANT:

                                    DATA RETURN CORPORATION,
                                    a Texas corporation



                                    By:    /s/ Michelle Chambers
                                         ---------------------------
                                         Michelle Chambers,
                                         President and COO

                                                                         Page 51